SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )
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☐	Soliciting Material Pursuant to §240.14a-12

BLUE RHINO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUE RHINO CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2003

Dear Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders (together with any adjournment thereof, the “Annual Meeting”) of Blue Rhino Corporation (the “Company”), which will be held on Tuesday, December 16, 2003 at the Bermuda Run Country Club, 324 Bermuda Run Drive, Bermuda Run, North Carolina, at 10:30 a.m.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.	Election of three Class C Directors to hold office until the 2006 Annual Meeting of Stockholders;

2.	Approval of an amendment to the Company’s 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved and available for distribution from 4,700,000 to 5,700,000;

3.	Approval of amendments to the Company’s Director Option Plan to (i) increase the number of shares of Common Stock reserved and available for distribution from 400,000 to 800,000, (ii) provide for quarterly, rather than annual, option grants, based on Board meeting attendance, and (iii) provide for the grant of options to eligible directors for their attendance at Nominating/Corporate Governance Committee meetings (as is currently provided for attendance at certain other Board committee meetings);

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending July 31, 2004; and

5.	Any other business that may properly come before the Annual Meeting.

      Only stockholders of record at the close of business on the record date of November 7, 2003 are entitled to vote their shares at the Annual Meeting. A list of stockholders entitled to vote will be available for inspection during regular business hours at the executive offices of the Company at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104 for 10 days prior to the Annual Meeting.

      Your vote is important. A proxy card is enclosed for the convenience of those stockholders who do not plan to attend the Annual Meeting in person but desire to have their shares voted. If you do not plan to attend the Annual Meeting, please complete and return the proxy card as soon as possible in the envelope provided for that purpose. If you return your card and later decide to attend the Annual Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

By Order of the Board of Directors

Billy D. Prim Chairman of the Board and Chief Executive Officer

Winston-Salem, North Carolina November 12, 2003

BLUE RHINO CORPORATION
104 Cambridge Plaza Drive
Winston-Salem, North Carolina 27104

PROXY STATEMENT FOR
2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2003

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Rhino Corporation (the “Company” or “Blue Rhino”) for use at the Company’s Annual Meeting of Stockholders for the fiscal year ended July 31, 2003, and any adjournment thereof (the “Annual Meeting”), to be held on December 16, 2003 at the Bermuda Run Country Club, 324 Bermuda Run Drive, Bermuda Run, North Carolina, at 10:30 a.m. This proxy statement and the accompanying materials are being mailed to the Company’s stockholders beginning on or about November 12, 2003.

GENERAL

Capital Stock

      The Company’s authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), of which 3,133,333 have been designated Series A Convertible Preferred Stock (“Series A Preferred Stock”). As of November 3, 2003, there were 17,853,652 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

Stockholders Entitled to Vote

      Only stockholders of record at the close of business on the record date of November 7, 2003 are entitled to vote their shares at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote.

Voting

      Holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting will constitute a quorum to conduct business. Assuming the existence of a quorum at the Annual Meeting, the vote required to approve each proposal is set forth below:

•	Proposal 1, “Election of Directors”	a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting

•	Proposals 2, 3, 4 and any other matter to come before the Annual Meeting	the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting

Non-votes by banks, brokerage houses, custodians, nominees and other fiduciaries (“broker non-votes”) and abstentions will be counted for the purpose of determining whether a quorum is present, but broker non-votes will not be included for purposes of determining whether stockholder approval of a matter has been obtained. Because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions will have the same effect as negative votes for Proposals 2, 3 and 4 in this proxy statement.

Proxies

      If a stockholder properly signs and returns the accompanying proxy card, the shares represented by the proxy will be voted as the stockholder directs. IF THE PROXY CARD IS PROPERLY SIGNED AND RETURNED BUT NO INSTRUCTIONS ARE GIVEN BY THE STOCKHOLDER, THE SHARES WILL BE VOTED BY THE PROXIES NAMED HEREIN FOR THE ELECTION OF THE CLASS C DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

      A stockholder may revoke a proxy at any time before it is voted by filing a signed notice of revocation with the Secretary of the Company or by returning a properly completed proxy card bearing a later date. In addition, a stockholder may revoke a proxy by attending the Annual Meeting and voting in person.

Solicitation of Proxies

      The Company intends to request that banks, brokerage houses, custodians, nominees and other fiduciaries forward copies of these proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers, employees and agents of the Company may solicit proxies in person or by telephone or email. They will not receive any specific compensation for such services. Although the Company has not yet engaged any professional proxy solicitation firm to assist with the Company’s proxy solicitation for the Annual Meeting, it may do so in the future if it determines that it is advisable to do so. The Company will bear the cost of preparing, assembling, mailing and soliciting proxies and other related miscellaneous expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), provides that the Board of Directors of the Company shall consist of not less than three members nor more than nine members, and the Board has set the number of members at nine. The nine directors are divided into Class A, Class B and Class C, with each class comprised of three directors to serve a three-year staggered term. There is currently a vacancy in the Class A Directors that the Board intends to fill pursuant to the Company’s Charter and bylaws following identification of a qualified nominee. Three Class C Directors will be elected at the Annual Meeting to serve until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

      Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should become unable to serve as a director prior to the Annual Meeting, the proxyholder will vote for the election of a substitute nominee recommended by the Board of Directors in place of that nominee or for a number of nominees reduced by the number unable to serve (subject to the Charter requirement that each class be as nearly equal in number as possible). Proxies may not be voted for a greater number of persons than the number of nominees named in the proxy statement. The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the election of Messrs. Castaneda, Devick and Warnock. Properly signed and returned proxies will be voted FOR Messrs. Castaneda, Devick and Warnock unless instructions are given to the contrary.

Information Concerning Nominees for Election

      Certain information as to each of the three nominees for election as a Class C Director is provided below. The information appearing below, as well as certain information regarding beneficial ownership of securities by such nominees contained in this proxy statement, has been furnished to the Company by the nominees.

Nominee	Age	Biographical Information

Steven D. Devick	51	Mr. Devick has served as a director since May 1994. Mr. Devick is also the founder of DDE, Inc., a management services company, and has served as its chairman of the board and chief executive officer since April 1988. Mr. Devick co-founded Platinum Entertainment, Inc., a music company that produces, markets and distributes recorded music, and served as its chairman of the board and chief executive officer from January 1992 until June 2000.

Mark Castaneda	39	Mr. Castaneda has served as the Company’s Chief Financial Officer since November 1997 and as a director since September 1998. Prior to joining the Company, Mr. Castaneda served as the vice president of finance and the chief financial officer for All Star Gas Corporation from July 1995 until October 1997, as a director of planning and controller of Skelgas Propane, Inc. from May 1991 to July 1995, and as a certified public accountant with Deloitte & Touche LLP from November 1988 to July 1990.

David L. Warnock	45	Mr. Warnock has served as a director since September 2000. Mr. Warnock is a founder and managing member of Camden Partners Holdings, LLC, a private investment management firm established in February 2002. Additionally, Mr. Warnock is a founder and managing member of Cahill Warnock & Company, LLC, a private investment management firm, established in June 1995. Prior to founding Cahill Warnock & Company, LLC, Mr. Warnock spent 12 years at T. Rowe Price Associates in a variety of investment management positions. Mr. Warnock also serves as a director of Environmental Safeguards, Inc., Concorde Career Colleges, Inc., Touchstone Applied Science Technologies, Inc. and Nobel Learning Communities, Inc.

      Mr. Warnock was originally elected as a Class C Director at the 2000 Annual Meeting of Stockholders pursuant to an Amended and Restated Stockholders Agreement dated October 25, 2000, whereby each holder of Series A Preferred Stock agreed to vote all voting securities of the Company of such holder to cause one designee of Camden Partners Strategic Fund II-A, L.P. (formerly known as Cahill, Warnock Strategic Partners Fund II A, L.P.) (for as long as Camden Partners Strategic Fund II-A, L.P. or its affiliate held a majority of the outstanding shares of Series A Preferred Stock) to be elected to the Board of Directors. Upon conversion of all of the remaining outstanding shares of Series A Preferred Stock in September 2002, the Amended and Restated Stockholders Agreement terminated in accordance with its terms, and the voting provisions contained therein no longer apply to Mr. Warnock’s nomination for re-election as a Class C Director.

      Mr. Devick co-founded Platinum Entertainment, Inc., a music company that produces, markets and distributes recorded music, and served as its chairman of the board and chief executive officer from January 1992 until his resignation in June 2000. Platinum Entertainment, Inc. subsequently filed a bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on July 26, 2000.

Information Concerning Continuing Directors

      Certain information as to each director who will continue in office is provided below. The information appearing below, as well as certain information regarding beneficial ownership of securities by such directors contained in this proxy statement, has been furnished to the Company by the directors.

Continuing Class A Directors to Serve Until 2004 Annual Meeting of Stockholders

Director	Age	Biographical Information

Billy D. Prim	47	Mr. Prim co-founded Blue Rhino Corporation in March 1994 and has served as its Chief Executive Officer and Chairman since inception. Mr. Prim also served as President of Blue Rhino from January 1996 until September 2002. Mr. Prim also serves as a director of Southern Community Bank and Trust.

Andrew J. Filipowski	53	Mr. Filipowski co-founded Blue Rhino Corporation in March 1994 and has served as its Vice Chairman since May 1994. In May 2003, Mr. Filipowski founded SilkRoad technology, inc., a holding company with interests in information technology, software and software services and media-related enterprises. Prior to that, Mr. Filipowski was the founder of divine, inc., an internet-based solutions enterprise, and served as divine’s chairman and chief executive officer from May 1998 until February 2003. Mr. Filipowski was a co-founder of Platinum Technology International, Inc. and served as its chairman of the board, president and chief executive officer from its formation in April 1987 until its sale to Computer Associates, Inc. in March 1999. Mr. Filipowski also serves as a director of CYA Technologies, Inc. and Solid Space, Inc.

Messrs. Prim and Filipowski are brothers-in-law. On February 25, 2003, divine, inc. filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code. Mr. Filipowski was an executive officer and director of divine, inc. at the time of the bankruptcy filing.

Continuing Class B Directors to Serve Until 2005 Annual Meeting of Stockholders

Director	Age	Biographical Information

Richard A. Brenner	40	Mr. Brenner has served as a director since August 1998. Mr. Brenner has been the chief executive officer of Amarr Garage Doors, a manufacturer and distributor of garage doors, since July 2002 and was its president from July 1993 until June 2002. Mr. Brenner also serves as a director of Southern Community Bank and Trust.

Robert J. Lunn	53	Mr. Lunn has served as a director since December 1999. Mr. Lunn is the founder, managing partner and chief investment officer of Lunn Partners LLC, a private investment banking firm established in 1996. Prior to establishing Lunn Partners, Mr. Lunn was a managing director, member of the operating committee and head of the financial services division at Lehman Brothers Holdings Inc.

John H. Muehlstein	48	Mr. Muehlstein has served as a director since September 1995. Since 1986, Mr. Muehlstein has been a partner of the law firm of Pedersen & Houpt, P.C. and he currently serves as managing partner.

Committees of the Board of Directors

      The Board of Directors has four standing committees: the Executive Committee, the Compensation and Management Development Committee, the Audit Committee and the Nominating/Corporate Governance Committee.

      The Executive Committee, consisting of Messrs. Brenner, Filipowski and Prim, makes recommendations to the Board of Directors concerning matters of strategic planning and management of the Company and has the power, subject to certain statutory limitations, to address matters on behalf of the Board of Directors which require attention between meetings of the Board of Directors.

      The Compensation and Management Development Committee establishes the salary and incentive compensation for the Company’s Chief Executive Officer and, based in part upon recommendations from the Chief Executive Officer, for each of the Company’s other executive officers and key employees. The Compensation and Management Development Committee also administers the Company’s stock-based plans. The Compensation and Management Development Committee operates under a written charter adopted by the Board of Directors on September 4, 2003, a copy of which is posted on the Company’s website (http://www.bluerhino.com). The Compensation and Management Development Committee consists of Messrs. Devick, Brenner and Muehlstein, each of whom is independent under applicable Nasdaq requirements. See “Executive Compensation—Compensation and Management Development Committee Report on Executive Compensation,” below.

      The Audit Committee is responsible for oversight of the Company’s independent accountants, reviews the results and scope of the audit and other services provided by the Company’s independent accountants, and reviews and evaluates the Company’s internal control functions. The Audit Committee operates under a written charter initially adopted in May 2000, and amended and restated by the Board of Directors on September 4, 2003, a copy of which is attached to this proxy statement as Appendix A. In addition, a copy of the Audit Committee’s written charter is posted on the Company’s website (http://www.bluerhino.com). The Audit Committee consists of Messrs. Brenner, Lunn and Warnock, each of whom (i) is independent under applicable Nasdaq requirements and (ii) satisfies the applicable Nasdaq requirements relating to financial literacy and experience. Mr. Warnock has been designated by the Board of Directors as the audit committee financial expert serving on the Audit Committee. See “Audit Committee Report,” below.

      The Nominating/Corporate Governance Committee is responsible for recommending candidates for election to the Company’s Board of Directors and for making other recommendations to the Board for the improvement of the Company’s overall corporate governance. The Nominating/Corporate Governance Committee will consider written nominations of candidates for election to the Board of Directors properly submitted by stockholders. For information regarding stockholder nominations to the Board of Directors, see “Stockholder Proposals,” below. The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board on September 4, 2003, a copy of which is posted on the Company’s website (http://www.bluerhino.com). The Nominating/Corporate Governance Committee consists of Messrs. Brenner, Devick and Warnock, each of whom is independent under applicable Nasdaq requirements.

Meetings

      The Board of Directors held six meetings during fiscal 2003. The Executive Committee held three meetings, the Compensation and Management Development Committee held two meetings, and the Audit Committee held 14 meetings during fiscal 2003. The Nominating/Corporate Governance Committee was not formed until September 4, 2003, so it did not hold any meetings during fiscal 2003. During fiscal 2003, all members of the Board of Directors attended at least 75% of the aggregate of all of the meetings of the Board of Directors and of each committee on which such member served.

Additional Corporate Governance Matters

      On September 4, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. In addition, the Code of Ethics applies to the Company’s employees, officers, directors, agents and representatives. The Code of Ethics is designed to reflect the Company’s commitment to its core values, including integrity, safety, innovation, competition, flexibility and customer focus. The Code of Ethics is also intended to reinforce the Company’s commitment to fair and ethical conduct and adherence with the law, and to help employees recognize and address important issues that require careful consideration and to promote an environment of honesty, integrity and accountability. The Code of Ethics is also intended to help prevent and detect potential violations of Company policies and the law. The Code of Ethics is posted on the Company’s website (http://www.bluerhino.com). The Company intends to satisfy the disclosure requirement under Item 10 of SEC Form 8-K regarding future amendments to, or waivers from, a provision of the Code of Ethics, if any, by posting such information on the Company’s website.

      In addition, on September 4, 2003, the Board of Directors approved and adopted Corporate Governance Principles applicable to the Board and its committees (the “Corporate Governance Principles”). Among other things, the terms of the Corporate Governance Principles provide that it is the policy of the Board that a majority of the directors will be independent under applicable Nasdaq rules for director independence, and that the independent members of the Board meet outside the presence of management directors at least twice per year to discuss such matters as the independent directors consider appropriate. The Board determines whether a nominee or director is independent, taking into account the assessment of the Nominating/Corporate Governance Committee and applicable Nasdaq standards. The Board has determined that Messrs. Brenner, Devick, Lunn, Muehlstein and Warnock are independent under applicable Nasdaq standards. The Corporate Governance Principles are posted on the Company’s website (http://www.bluerhino.com).

      In order to facilitate the reporting of employee complaints and concerns, the Audit Committee recently adopted Employee Complaint Procedures for Accounting and Auditing Matters (the “Employee Complaint Procedures”). The Employee Complaint Procedures establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”) and (ii) the confidential, anonymous submission by employees of concerns regarding Accounting Matters. Employees may report complaints or concerns on a confidential or anonymous basis directly to the Company’s General Counsel or the Audit Committee, or through a third-party telephone hotline that the Company has established for reporting purposes. The Employee Complaint Procedures are posted on the Company’s website (http://www.bluerhino.com).

AUDIT COMMITTEE REPORT

      As noted above, the primary purpose of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and appoints the Company’s independent accountants. The Audit Committee’s appointment may be submitted to the Board for ratification and, in any event, is submitted to stockholders for ratification.

      Management is responsible for preparing the Company’s financial statements. The independent accountants are responsible for performing an independent audit of the Company’s audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. Senior management has discussed the development and selection of the critical accounting estimates, and related management’s discussion and analysis disclosure, with the Audit Committee. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company’s independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence.

      Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2003 for filing with the Commission.

      Respectfully submitted by the Audit Committee of the Board of Directors:

AUDIT COMMITTEE

David L. Warnock (Chairman)
Richard A. Brenner
Robert J. Lunn

DIRECTOR COMPENSATION

      In order to enhance its ability to attract, retain and motivate qualified non-employee directors, the Company adopted the Amended and Restated Stock Option Plan for Non-Employee Directors (the “Director Plan”) effective May 18, 1998. The Company currently has reserved 400,000 shares of Common Stock for issuance under the Director Plan; however, the number of shares reserved for issuance under the Director Plan is proposed to be increased to 800,000. See “Proposal 3—Approval of Amendments to Director Stock Option Plan,” below. The Company’s six non-employee directors are eligible to participate in the plan. The Director Plan currently provides that each director will receive an option to purchase 12,000 shares of Common Stock on the first business day after each annual meeting of stockholders. For each meeting fewer than four that the director attends between the date the option is granted and the date of the next annual meeting of the stockholders, the director will forfeit options for 3,000 of the shares of Common Stock subject to the option; provided, that, if a director fails to attend at least two Board meetings during such period, all of the shares of Common Stock subject to the option will be forfeited. However, the Company has proposed that the frequency and timing of director option grants be changed from annual to quarterly based on attendance at the regularly scheduled quarterly Board meetings. See “Proposal 3,” below. The Director Plan provides that each non-employee director serving on the Executive Committee, Compensation and Management Development Committee and/or Audit Committee will receive an option grant for 1,000 shares for each respective committee meeting attended. In addition, the Company has proposed to amend the Director Plan to also provide that each non-employee director serving on the recently-formed Nominating/Corporate Governance Committee will receive an option grant for 1,000 shares for each such committee meeting attended. See “Proposal 3,” below.

      The exercise price for options granted under the plan is equal to the fair market value per share of the Common Stock on the grant date. These options vest ratably on each of the first three anniversaries of the grant date, and each option is exercisable for a period of 10 years from the grant date (unless terminated earlier due to termination of service). Options granted under the Director Plan are nonqualified and thus are not “incentive stock options,” as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation and Management Development Committee of the Board of Directors administers the Director Plan. In the event of a stock dividend, stock split, recapitalization or other similar event, the outstanding options and the number of shares reserved for issuance shall be automatically adjusted.

      During fiscal 2003, directors (including non-employee directors) received no cash compensation for their service on the Board or on Board committees. However, beginning with the Company’s second quarter of fiscal 2004 (the fiscal quarter ending January 31, 2004), each non-employee director of the Company will be eligible to receive a $20,000 per year cash retainer for their services as a member of the Board, payable quarterly. In addition, the chairs of the Audit Committee, Nominating/Corporate Governance Committee and Compensation and Management Development Committee will receive an additional $15,000, $10,000 and $5,000 per year, respectively, for their services as chairs of such committees. In addition, all directors are reimbursed for expenses incurred in their capacity as directors.

INFORMATION CONCERNING EXECUTIVE OFFICERS

      Certain information regarding executive officers of the Company not identified above is set forth below. Executive officers are appointed by, and serve at the pleasure of, the Board. The information appearing below, as well as certain information regarding beneficial ownership of securities by such executive officers contained in this proxy statement, has been furnished to the Company by the executive officers.

Executive Officer	Age	Biographical Information

Timothy E. Scronce	38	Mr. Scronce has served as the Company’s President and Chief Operating Officer since October 2002. From February 2002 until October 2002, he served as the Company’s Executive Vice President and Chief Operating Officer, and from August 2001 until February 2002 he served as the Company’s Vice President. Mr. Scronce was employed by Diageo/GuinnessUDV, a manufacturer and distributor of beer, wine and spirits, as Vice President from April 1996 until August 2001.

Robert S. Travatello	40	Mr. Travatello has served as the Company’s Vice President and Chief Information Officer since January 2001. From October 1996 until October 1999, he served as the Company’s Director of Management Information Systems, and from October 1999 until January 2001, he served as the Company’s Senior Director of Management Information Systems.

Mac McQuilkin	56	Mr. McQuilkin has served as Chief Executive Officer of Blue Rhino Global Sourcing, LLC, an import and design company and a wholly owned subsidiary of the Company, or its predecessors, Uniflame Corporation and Uniflame, Inc., since 1990.

D. Scott Coward	39	Mr. Coward has served as the Company’s General Counsel and Secretary since June 2003. From July 2002 until June 2003, he served as Associate General Counsel of GE Medical Systems Information Technologies, Inc., a manufacturer and seller of medical equipment. From January 1998 until July 2002, he served as a partner of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., a law firm.

EXECUTIVE COMPENSATION

      The following table sets forth certain information regarding compensation paid by the Company for the fiscal years ended July 31, 2003, 2002 and 2001 to the Company’s Chief Executive Officer and four other most highly compensated executive officers for fiscal 2003 (collectively, the “Named Officers”).

Summary Compensation Table

						Long-Term
						Compensation	All Other
		Annual Compensation				Awards	Compensation ($)

				Other Annual		Shares Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)		Options (#)

Billy D. Prim	2003	$569,615	$459,600	—		266,000	$150,640	(2)
Chairman and Chief	2002	387,996	99,804	—		173,000	132,590	(2)
Executive Officer	2001	381,641	49,950	—		200,000	115,351	(2)
Timothy E. Scronce	2003	$250,000	$106,550	$—		163,000	$5,788	(4)
President and Chief	2002	175,846	99,804	90,412	(3)	100,000	4,000	(4)
Operating Officer	2001	—	—	—		—	—
Mark Castaneda	2003	$244,231	$229,800	—		175,000	$5,577	(4)
Chief Financial Officer	2002	192,308	99,804	—		110,000	5,571	(4)
	2001	161,731	49,950	—		135,000	4,852	(4)
Mac McQuilkin	2003	$253,529	$85,240	$125,000	(5)	55,000	$3,904	(4)
Chief Executive Officer,	2002	254,904	92,678	—		51,000	2,487	(4)
Blue Rhino Global	2001	260,012	10,950	—		70,800	5,250	(4)
Sourcing, LLC
Robert S. Travatello	2003	$134,198	$57,541	—		82,000	$6,141	(4)
Chief Information Officer	2002	112,582	99,804	—		55,000	4,626	(4)
	2001	105,721	543	—		20,000	2,114	(4)

(1)	Reflects incentive bonuses earned by the respective Named Officers in fiscal 2003, 2002 and 2001, respectively. See “Compensation and Management Development Committee Report,” below.

(2)	Includes supplemental retirement amounts of $144,852, $127,196 and $110,043 for fiscal 2003, 2002 and 2001, respectively, accrued for Mr. Prim under his employment agreement with the Company, and Company contributions of $5,788, $5,394 and $5,308, respectively, under the Blue Rhino Corporation and Subsidiaries 401(k) Plan (the “401(k) plan”). See “Employment and Severance Agreements,” below.

(3)	Represents $55,000 for reimbursement of relocation expenses in fiscal 2002 and $35,412 in tax reimbursements paid to Mr. Scronce in fiscal 2002.

(4)	Represents Company contributions under the 401(k) plan during fiscal 2003, 2002 and 2001, respectively.

(5)	Represents $85,688 for reimbursement of relocation expenses in fiscal 2003 and $39,312 in tax reimbursements paid to Mr. McQuilkin in fiscal 2003.

Option Grants

      The following table sets forth information regarding grants of stock options to the Named Officers pursuant to the 1998 Stock Incentive Plan during fiscal 2003.

Option Grants in Last Fiscal Year

						Potential Realizable
						Value at Assumed
	Number of		% of			Annual Rates of Stock
	Securities		Total Options			Price Appreciation for
	Underlying		Granted to	Exercise		Option Term (2)
	Options		Employees in	Price Per	Expiration
Name	Granted (#)		Fiscal Year	Share ($/Sh)	Date	5% ($)	10% ($)

Billy D. Prim	66,500	(1)	4.10	12.45	8/15/2012	520,678	1,319,499
	199,500	(1)	12.29	17.05	12/18/2012	2,139,169	5,421,075
Timothy E. Scronce	40,750	(1)	2.51	12.45	8/15/2012	319,062	808,565
	122,250	(1)	7.53	17.05	12/18/2012	1,310,844	3,321,937
Mark Castaneda	43,750	(1)	2.70	12.45	8/15/2012	342,551	868,091
	131,250	(1)	8.09	17.05	12/18/2012	1,407,348	3,566,497
Mac McQuilkin	13,750	(1)	0.84	12.45	8/15/2012	107,659	272,829
	41,250	(1)	2.54	17.05	12/18/2012	442,309	1,120,899
Robert S. Travatello	20,500	(1)	1.26	12.45	8/15/2012	160,510	406,763
	61,500	(1)	3.79	17.05	12/18/2012	659,443	1,671,158

(1)	These options reflect performance-based grants made under the Company’s 1998 Stock Incentive Plan in accordance with the Company’s Executive Incentive Plan. The options are nonqualified stock options, have a term of 10 years and an exercise price equal to the fair market value of the Common Stock on the date of grant, vest 100% on the third anniversary of the grant date, are exercisable upon vesting and may be transferable to certain family members and affiliated entities. See “Compensation and Management Development Committee Report on Executive Compensation—Incentive Plans,” below.

(2)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission (the “SEC” or the “Commission”) and do not represent the Company’s estimate or projection of future Common Stock prices.

      The following table sets forth information with respect to stock options exercised by the Named Officers during fiscal 2003, and unexercised stock options granted under the Company’s stock incentive plans and held by the Named Officers as of the end of fiscal 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

			Number of
	Shares		Securities Underlying		Value of Unexercised
	Acquired on	Value	Unexercised Options		In-the-Money Options
Name	Exercise (#)	Realized ($)	Held at July 31, 2003 (#)		at July 31, 2003 ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Billy D. Prim	—	—	288,181	605,000	1,297,094	2,316,000
Timothy E. Scronce	—	—	20,000	243,000	135,400	541,600
Mark Castaneda	—	—	158,998	400,359	728,618	1,538,352
Mac McQuilkin	—	—	61,200	157,200	412,788	697,910
Robert S. Travatello	—	—	18,212	150,200	88,879	445,308

(1)	Calculated by determining the difference between the market value of $11.69 per share for the Common Stock underlying the options at July 31, 2003 and the exercise prices of each Named Officer’s options.

Employment and Severance Agreements

      Mr. Prim is employed as the Company’s Chairman and Chief Executive Officer under an employment agreement with the Company. The agreement has a five-year term beginning as of January 1, 1999, and automatically extends for an additional month as of the first day of each calendar month thereafter, with the current term of employment under the agreement extending through October 31, 2008. The agreement provides for a minimum base salary of $350,000 during the term of the agreement, with cost of living adjustments. In addition, the agreement provides that Mr. Prim is entitled to (i) receive bonuses at the discretion of the Board of Directors, (ii) participate in the Company’s Executive Incentive Plan, the Company’s 1998 Stock Incentive Plan, and any other bonus or incentive plans of the Company in which other senior executives of the Company are entitled to participate, and (iii) receive split dollar life insurance benefits, club memberships and an automobile during the term. As of the date of this proxy statement, Mr. Prim has voluntarily delayed entering into the split-dollar life insurance arrangement contemplated by the agreement and does not plan to enter into such arrangement.

      Upon termination of Mr. Prim’s employment for any reason, he is entitled to receive his then current base salary through the last day of the calendar month in which the termination date occurs. In addition, upon (i) Mr. Prim’s termination of his employment with the Company because of “good reason,” as defined in the agreement, (ii) Mr. Prim’s election to terminate his employment relationship with the Company (or any successor) within 12 months of a “change in control,” as defined in the agreement, (iii) the exercise by the Company of the 90-day termination notice provision described in the agreement, or (iv) the Company’s termination of Mr. Prim’s employment with the Company as a result of his “disability,” as defined in the agreement, he (or his spouse in the event of his death) is entitled to receive his base salary, with annual cost of living adjustments, for five years following the termination date. In addition, for the 10 years following the five-year base salary period, Mr. Prim is entitled to receive an annual retirement benefit, payable in equal monthly installments, equal to 70% of the greater of (A) his highest annual compensation (including bonuses, income from the exercise of stock options and other fringe benefits) during the five calendar years immediately preceding termination or (B) his annual compensation for the calendar year in which termination occurs. Following these termination events, the Company is required to provide Mr. Prim and his dependents with health care coverage until the earlier of his death or the month in which the last retirement benefit payment is made.

      For two years following the termination of his employment, Mr. Prim is subject to a non-competition and non-solicitation agreement. Failure to comply with these provisions may result in cessation of any post-termination payments to or benefits for Mr. Prim.

Compensation and Management Development Committee Report on Executive Compensation

      The Compensation and Management Development Committee is responsible for the development of the Company’s executive compensation policies and the administration of those policies. The Compensation and Management Development Committee evaluates the performance of management and establishes the salary and incentive compensation for the Company’s Chief Executive Officer and, based on recommendations from the Chief Executive Officer, for each of the Company’s other executive officers and key employees. In establishing the compensation of individual executive officers for fiscal 2003, the Compensation and Management Development Committee considered published compensation surveys, the amount of compensation paid to executive officers at comparable companies in the consumer product and propane industries, market conditions, the recommendations of management and the attainment of certain performance goals.

Executive Compensation Policy

      The Company’s general compensation policy is that total compensation should vary with the performance of the Company and the individual based on the attainment of certain service and financial and non-financial objectives. The Compensation and Management Development Committee’s objectives include:

•	attracting and retaining talented executives and employees critical to the long-term success of the Company by offering compensation packages competitive with those provided by other publicly-held, high growth companies in the consumer product and propane industries;

•	aligning the interests of the Company’s management with the interests of the Company’s stockholders by developing compensation programs that link compensation to stockholder value; and

•	maintaining an appropriate balance between base salary and performance-based compensation, with a higher proportion of compensation being performance-based as an officer’s or key employee’s level of responsibility increases.

      The Company’s principal compensation components for executive officers are base salary, cash bonus opportunities and stock option incentives. During fiscal 2003, the compensation of the executive officers of the Company was comprised of base salary and cash bonus awards and performance-based stock options granted under the Company’s Executive Incentive Plan.

Base Salary

      The Company’s policy is to pay base salaries that are generally competitive with the median base salaries paid by comparable companies in the consumer product and propane industries. The Compensation and Management Development Committee determines a base salary for each executive officer based upon individual performance, level of responsibility, experience and competitive factors. In establishing base salaries for executive officers for fiscal 2003, the Compensation and Management

Development Committee also relied on published surveys for indications of salary trends generally and at growth companies in particular. The Compensation and Management Development Committee used all of these factors in recommending base salary levels, but did not assign specific weight to any particular factor.

Incentive Plans

      The components of the Company’s incentive compensation program are its Executive Incentive Plan and 1998 Stock Incentive Plan. The Executive Incentive Plan, which was established in fiscal 2001, is designed as a “pay for performance” incentive plan intended to encourage senior management to strive for operational excellence and to increase stockholder value by providing for the award of cash bonuses and stock option grants (awarded under the 1998 Stock Incentive Plan) if specified performance criteria are met. The Compensation and Management Development Committee has discretion to determine whether and to what degree awards have been earned and whether earned awards will be payable in cash and/or stock options. Stock options granted pursuant to the Executive Incentive Plan have an option price equal to fair market value at the time of grant and vest three years after grant (subject to forfeiture due to termination of service or employment).

      For fiscal 2003, payment of cash awards and incentive options pursuant to the Executive Incentive Plan was contingent on the Company exceeding specified quarterly and annual Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) objectives, and these EBITDA performance objectives were met. As a result, the Compensation and Management Development Committee awarded cash bonuses to certain executive officers, including the Named Officers as described above in the Summary Compensation Table, and granted to certain executive officers options to purchase an aggregate of 741,000 shares of Common Stock. See “Option Grants in Last Fiscal Year,” above.

      The grant of discretionary options under the Company’s 1998 Stock Incentive Plan serves as an additional method by which the Company seeks to motivate eligible participants to meet and surpass performance goals and to award participants for continued service to the Company. The 1998 Stock Incentive Plan is proposed to be amended. See “Proposal 2 — Approval of Amendment to 1998 Stock Incentive Plan,” below. Stock options granted under the 1998 Stock Incentive Plan are intended to focus executive officers on managing the Company from the perspective of owners with an equity interest in the Company and to link their long-term compensation directly with increases in stockholder value. Discretionary options granted under the 1998 Stock Incentive Plan are generally based on attainment of service and performance objectives established by the Compensation and Management Development Committee. The Company currently generally grants options to new employees after six months of employment based on their positions and levels of responsibility. These options generally vest 20% on each anniversary of the grant date and thus vest in full five years after the grant date (subject to forfeiture due to termination of employment or service). In addition, because the exercise price of options granted under the 1998 Stock Incentive Plan may not be less than the market value of the Common Stock on the grant date, recipients of option grants receive no compensation unless the price per share of Common Stock increases after the grant date. None of the Company’s Named Officers received any discretionary options during fiscal 2003. One of the Company’s other executive officers who was hired during fiscal 2003 was granted a discretionary option to purchase 50,000 shares of Common Stock in fiscal 2003 as an inducement for joining the Company. Certain executive officers also have outstanding options granted under the Company’s 1994 Stock Incentive Plan, although the Company no longer grants options under that plan.

Other Employee Benefit Plans

      Employees of the Company who have been employed for six months or more are generally eligible to participate in the Company’s 401(k) plan beginning on the first day of the first fiscal quarter following the completion of six months of service. Subject to limitations imposed by the Code, participants in the 401(k) plan may contribute up to 15% of their total base compensation to the plan. The Company also matches an employee’s 401(k) contributions in the amount of $.50 of every $1.00 contributed up to 6% of an employee’s salary. The Company also maintains the Employee Stock Purchase Plan. The purpose of the plan is to provide eligible employees with an opportunity to purchase shares of the Common Stock through payroll deductions at a discount from market price equal to the lesser of 85% of the fair market value of the Common Stock on the offering commencement date or on the exercise date. Purchases are made quarterly under the plan. An aggregate of 300,000 shares is authorized for issuance under the Employee Stock Purchase Plan.

Compensation of Chief Executive Officer

      The Compensation and Management Development Committee determines the compensation of Mr. Prim, the Company’s Chief Executive Officer, based on the same criteria applicable to the Company’s other executive officers and the terms of his employment agreement. See “Employment and Severance Agreements,” above. Mr. Prim’s salary for fiscal 2003 was $569,615, which represented a 46.8% increase over his fiscal year 2002 salary of $387,996. In establishing Mr. Prim’s salary for fiscal 2003, the Compensation and Management Development Committee considered Mr. Prim’s leadership and his role in managing the overall growth of the Company. In addition, during fiscal 2002, the Compensation Committee commissioned Hewitt & Associates to analyze compensation for chief executive officers of publicly-held companies in the consumer product and propane industries in order to assist in establishing Mr. Prim’s compensation for fiscal 2003. The Hewitt study indicated that Mr. Prim’s fiscal 2002 compensation was in the low range for chief executive officers of such companies. On August 29, 2002, the Compensation and Management Development Committee approved an increase in Mr. Prim’s annual base salary for the remainder of fiscal 2003 to $595,000, which the Committee believes resulted in his total compensation being in the mid range for chief executive officers of such companies and commensurate with his leadership and role in managing the overall growth of the Company. Cash incentive awards granted to Mr. Prim under the Executive Incentive Plan for fiscal 2003 were based on attainment of the same performance targets applicable to other executive officer participants in the plan, and, like all other Named Officers, he received a cash bonus. Mr. Prim’s cash bonus under the plan for fiscal 2003 was $459,600. In addition, Mr. Prim was granted options to purchase 266,000 shares of Common Stock in fiscal 2003 based on the same criteria applicable to other executive officer participants in the Company’s 1998 Stock Incentive Plan.

      On September 4, 2003, the Compensation and Management Development Committee set Mr. Prim’s base salary for fiscal 2004 at the same level as 2003 of $595,000, subject to a cost of living adjustment that will take effect in January 2004 as provided for in his employment contract. The Committee continues to believe his total compensation to be in the mid range for comparable companies.

Section 162(m)

      Under Section 162(m) of the Code, federal income tax deductions of publicly traded companies may be limited to the extent total compensation for certain executive officers exceeds $1,000,000 in any one year, unless the payment of such compensation is based on pre-established, objective performance goals approved by the shareholders. While a significant portion of the Company’s executive compensation will meet the Code requirements for deductibility under Section 162(m), a portion of such compensation may not be deductible since the Company’s Executive Incentive Plan has not been approved by the Company’s shareholders. In particular, a portion of Mr. Prim’s bonus awards for fiscal 2003 will not be deductible. The Compensation and Management Development Committee is committed to making awards that qualify as deductible compensation under Section 162(m) whenever possible. However, the Compensation and Management Development Committee is of the opinion that it is in the Company’s best interest for the Compensation and Management Development Committee and the Board to retain discretion in order to preserve flexibility in compensating executive officers, especially in light of an increasingly competitive marketplace.

      Respectfully submitted by the Compensation and Management Development Committee of the Board of Directors:

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Steven D. Devick (Chairman)
Richard A. Brenner
John H. Muehlstein

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information concerning the Company’s equity compensation plans at the end of the fiscal year ended July 31, 2003:

	(a)	(b)	(c)
Plan category	Number of securities	Weighted-average	Number of securities
	to be issued upon	exercise price of	remaining available for
	exercise of	outstanding options,	future issuance under
	outstanding options,	warrants and rights	equity compensation
	warrants and rights		plans (excluding
securities reflected in
column (a))

Equity compensation plans approved by security holders	5,785,912	$8.44	1,046,082 (1)
Equity compensation plans not approved by security holders	—	—	—

Total	5,785,912	$8.44	1,046,082 (1)

(1)       Includes 115,192 shares of Common Stock reserved for issuance under the Company’s Employee Stock Purchase Plan.

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total return on the Common Stock for the five-year period from July 31, 1998 through July 31, 2003, with (i) the cumulative total return of the Nasdaq Composite Index for The Nasdaq Stock Market for the same period and (ii) the cumulative total return of an index of peer group companies for the same period. The following emerging consumer product and consumer service companies comprise our peer group index: Central Garden and Pet Company, Glacier Water Services, Inc. and NUCO2, Inc. The graph assumes $100 was invested on July 31, 1998 in the Common Stock and in the stock represented by the two indexes, and that all dividends paid, if any, were reinvested. The stock price performance of the Company’s Common Stock reflected in the following graph is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BLUE RHINO CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*$100 invested on 7/31/98 in stock or index- including reinvestment of dividends. Fiscal year ending July 31.

	7/31/98	7/31/99	7/31/00	7/31/01	7/31/02	7/31/03

Blue Rhino	$100	$60	$51	$27	$71	$73
Nasdaq	$100	$143	$204	$109	$72	$94
Peer Group	$100	$47	$38	$45	$63	$97

BENEFICIAL OWNERSHIP OF DIRECTORS,
EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of November 3, 2003 by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each director nominee, (iv) each Named Officer and (v) all executive officers and directors as a group.

	Common Stock

	Amount and
	Nature of
	Beneficial	Percent
Name and Address	Ownership (1)	Of Class

Andrew J. Filipowski (2)	2,086,382	11.8%
508 Stonegate Lane Winston-Salem, NC 27104
Billy D. Prim (3)	1,606,352	8.8%
104 Cambridge Plaza Drive Winston-Salem, NC 27104

	Common Stock

	Amount and
	Nature of
	Beneficial	Percent
Name and Address	Ownership (1)	Of Class

Mac McQuilkin (4)	398,750	2.2%
249 Westview Drive Winston-Salem, NC 27104
Mark Castaneda (5)	182,727	1.0%
104 Cambridge Plaza Drive Winston-Salem, NC 27104
Richard A. Brenner (6)	49,975	*
464 Sheffield Drive Winston-Salem, NC 27104
Timothy E. Scronce (7)	36,863	*
104 Cambridge Plaza Drive Winston-Salem, NC 27104
Steven D. Devick (8)	31,527	*
1901 Midwest Club Parkway Oak Brook, IL 60523
John H. Muehlstein (9)	28,452	*
161 North Clark Street, Suite 3100 Chicago, IL 60601
Robert S. Travatello (10)	25,439	*
104 Cambridge Plaza Drive Winston-Salem, NC 27104
Robert J. Lunn (11)	12,671	*
One N. Franklin Street, Suite 750 Chicago, IL 60606
David L. Warnock (12)	8,003	*
1 South Street Baltimore, MD 21202
D. Scott Coward	0	*
104 Cambridge Plaza Drive Winston-Salem, NC 27104
Directors and executive officers as a group (12 individuals)	4,251,014	22.6%
Camden Partners Strategic II, LLC (13)	1,406,620	7.9%
1 South Street Baltimore, MD 21202
Jon D. Gruber (14)	1,288,400	7.2%
50 Osgood Place, Penthouse San Francisco, CA 94133

	Common Stock

	Amount and
	Nature of
	Beneficial	Percent
Name and Address	Ownership (1)	Of Class

J. Patterson McBaine (15)	1,063,200	6.0%
50 Osgood Place, Penthouse San Francisco, CA 94133

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Commission and is based upon filings made by such persons with the Commission and upon information provided to the Company. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of November 3, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each stockholder’s name.

(2)	Includes 1,254,413 shares of Common Stock held by Mr. Filipowski, 42,573 shares of Common Stock issuable upon the exercise of options held by Mr. Filipowski, 170,269 shares of Common Stock issuable upon the exercise of warrants issued in January 1998 and September 1999 to Mr. Filipowski, 38,000 shares of Common Stock held by A.J.F. 1999 Declaration of Trust of which Mr. Filipowski serves as the trustee, 216,127 shares of Common Stock held by American Oil and Gas, Inc., of which Mr. Filipowski owns 50% of the issued and outstanding shares and has shared voting and investment control, 351,769 shares of Common Stock held by Platinum Venture Partners I, L.P. (“PVP”), a Delaware limited partnership, of which Mr. Filipowski has shared voting and investment control, 1,890 shares of Common Stock held by Jennifer R. Filipowski, 1,890 shares of Common Stock held by Veronica Filipowski as trustee on behalf of the Alexandra Filipowski Trust, 1,890 shares of Common Stock held by Veronica Filipowski as trustee on behalf of the James Meadows Trust, and 7,561 shares of Common Stock held by Veronica Filipowski.

(3)	Includes 1,039,026 shares of Common Stock held by Mr. Prim, 47,457 shares issuable upon the exercise of a warrant issued in September 1999 to Mr. Prim, 296,181 shares of Common Stock issuable upon the exercise of options held by Mr. Prim, 216,127 shares of Common Stock held by American Oil and Gas, Inc., of which Mr. Prim owns 50% of the issued and outstanding shares and has shared voting and investment control, and 7,561 shares of Common Stock held by Debbie W. Prim.

(4)	Includes 337,550 shares of Common Stock held by Mr. McQuilkin and 61,200 shares of Common Stock issuable upon the exercise of options held by Mr. McQuilkin.

(5)	Includes 17,257 shares of Common Stock held by Mr. Castaneda, 472 shares of Common Stock issuable upon the exercise of a warrant issued in September 1999 to Mr. Castaneda and 164,998 shares of Common Stock issuable upon the exercise of options held by Mr. Castaneda.

(6)	Includes 23,224 shares of Common Stock held by Mr. Brenner, 4,745 shares issuable upon the exercise of a warrant issued to Mr. Brenner in September 1999 and 22,006 shares issuable upon the exercise of options held by Mr. Brenner.

(7)	Includes 6,863 shares of Common Stock held by Mr. Scronce and 30,000 shares of Common Stock issuable upon the exercise of options held by Mr. Scronce.

(8)	Includes 4,745 shares of Common Stock issuable upon the exercise of a warrant issued in September 1999 to Mr. Devick and 26,782 shares issuable upon the exercise of options held by Mr. Devick.

(9)	All such shares are issuable upon the exercise of options held by Mr. Muehlstein.

(10)	Includes 6,627 shares of Common Stock held by Mr. Travatello and 18,812 shares of Common Stock issuable upon the exercise of options held by Mr. Travatello.

(11)	All such shares are issuable upon the exercise of options held by Mr. Lunn.

(12)	All such shares are issuable upon the exercise of options held by Mr. Warnock. Additionally, see footnote 13, below.

(13)	Includes 1,406,620 shares of Common Stock held by Camden Partners Strategic Fund II-A, L.P. and 83,444 shares of Common Stock held by Camden Partners Strategic Fund II-B, L.P., for which Camden Partners Strategic II, LLC serves as general partner. Also includes 46,084 shares of Common Stock held by Strategic Associates, L.P., which is an affiliate of Camden Partners Strategic II, LLC. David L. Warnock, a director of the Company, is a managing member of Camden Partners Strategic II, LLC and a general partner of Cahill, Warnock Strategic Partners, L.P. (which is the general partner of Strategic Associates, L.P.) and disclaims beneficial ownership of the shares held by Camden Partners Strategic Fund II-A, L.P., Camden Partners Strategic Fund II-B, L.P. and Strategic Associates, L.P.

(14)	Includes 264,700 shares of Common Stock held by Mr. Gruber, which number includes shares held by Mr. Gruber’s family members and foundations over which Mr. Gruber has sole voting and investment control. Mr. Gruber also has shared voting and investment control over 1,023,700 shares of Common Stock managed by Gruber & McBaine Capital Management, LLC, an investment advisor which has full voting and investment control over such shares and of which Mr. Gruber is a Manager.

(15)	Includes 39,500 shares of Common Stock held by Mr. McBaine, which number includes shares held by Mr. McBaine’s family members over which Mr. McBaine has sole voting and investment control. Mr. McBaine also has shared voting and investment control over 1,023,700 shares of Common Stock managed by Gruber & McBaine Capital Management, LLC, an investment advisor which has full voting and investment control over such shares and of which Mr. McBaine is a Manager.

CERTAIN TRANSACTIONS

      Since March 1994, the Company has leased its offices in Winston-Salem, North Carolina from Rhino Real Estate, L.L.C., an entity in which Mr. Filipowski and Mr. Prim own 50% and 50%, respectively (“Rhino Real Estate”). Pursuant to the terms of the applicable leases, the Company pays annual rent of $347,760, plus its allocable share of all taxes, utilities and maintenance. The leases terminate on December 31, 2003. The Company currently expects to renew the leases under terms substantially similar to the terms of the current leases. The Company has received an independent third-party determination to the effect that the terms of the leases are fair to the Company and within typical market conditions and believes that the terms of these leases are comparable to those that could have been obtained from unrelated third parties.

      The Company also leases additional office space in Winston-Salem from Rhino Real Estate. Pursuant to the terms of this lease, the Company pays annual rent of $61,002, plus its allocable share of all taxes, utilities and maintenance. This lease terminates on April 30, 2004. The Company currently expects to renew the lease under terms substantially similar to the terms of the current lease.

      The Company also leases a warehouse facility in Winston-Salem from Rhino Real Estate. Pursuant to the terms of this lease, the Company pays annual rent of $101,000, plus its allocable share of all taxes, utilities and maintenance. The lease terminates on October 31, 2007 and includes an option to renew for an additional three-year term. The Company has received an independent third-party determination to the effect that the terms of this lease are fair to the Company and within typical market conditions and believes that the terms of this lease are comparable to those that could have been obtained from unrelated third parties.

      In April 2000, in conjunction with its acquisition of Uniflame, Inc., the Company assumed Uniflame’s lease of an office/warehouse facility located in Zion, Illinois from H & M Enterprises, L.L.C. Mr. McQuilkin, a Named Officer and the president of Blue Rhino Global Sourcing, LLC, a wholly-owned subsidiary of the Company, is a member of H & M Enterprises and holds a 73.6% membership interest in such entity. Pursuant to the terms of the lease, the Company pays annual rent of approximately $323,688, plus its allocable share of all taxes, utilities and maintenance. The lease terminates on March 31, 2005. The Company believes that the terms of this lease are comparable to those that could have been obtained from unrelated third parties.

      As authorized by the terms of the Company’s Charter, on September 24, 2002, the Company converted all of its outstanding shares of Series A Preferred Stock into Common Stock and satisfied the accrued dividends on the Series A Preferred Stock, which became payable upon conversion, by issuing additional shares of Common Stock. Of such shares of Series A Preferred Stock, 8,333 and 41,667 shares held by Mr. Prim and Mr. Filipowski, respectively, were converted into 8,333 and 41,667 shares of Common Stock, and 617 and 3,087 shares of Common Stock were issued to Mr. Prim and Mr. Filipowski, respectively, in satisfaction of accrued dividends on the Series A Preferred Stock.

      Both Messrs. Prim and Filipowski served as directors for Platinum Propane Holding, LLC (“PPH”) until October 2002. On November 30, 2001, Messrs. Prim and Filipowski unconditionally guaranteed and secured the payment of certain PPH obligations to its primary bank in a principal amount of up to $3,500,000. In November 2002, the Company acquired Platinum Propane, LLC, a subsidiary of PPH. The obligations to the bank were satisfied in full concurrently with the closing of the acquisition.

      During fiscal 2003, the Company paid fees for software development and Internet hosting services provided by divine, inc. Mr. Filipowski was the chairman and chief executive officer of divine, inc. prior to February 2003. During fiscal 2003, the Company paid $376,000 in fees to divine, inc. for such services. The Company believes that the terms of these services were comparable to those that could have been obtained from an unrelated third party.

      The Company believes that the foregoing transactions or proposed transactions were or will be completed on terms as favorable to the Company as could have been obtained from unaffiliated third parties. The Company has adopted a policy that it will not enter into any material transaction in which a Company director, officer or stockholder has a direct or indirect financial interest unless the transaction is reviewed and approved by the Company’s Audit Committee in accordance with applicable NASDAQ requirements.

PROPOSAL 2

APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN

      The Board of Directors, subject to approval of the Company’s stockholders, has approved an amendment to the 1998 Stock Incentive Plan (the “1998 Plan”) to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1998 Plan by 1,000,000 shares (subject to adjustment in the event of stock splits or other similar events described below). If the amendment is approved, a total of 5,700,000 shares of Common Stock will be reserved and available for distribution under the 1998 Plan. Except as discussed herein, approval of this amendment will not alter or amend the other provisions of the 1998 Plan.

      The discussion that follows summarizes the proposed amendment to the 1998 Plan and describes the material terms of the current 1998 Plan. The summary is subject, in all respects, to the terms of the 1998 Plan. The Company will provide promptly, upon request and without a charge, a copy of the full text of the 1998 Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to: Mr. D. Scott Coward, Secretary, Blue Rhino Corporation, 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104. In addition, a copy of the 1998 Plan will be filed as an exhibit to the form of this proxy statement filed electronically with the Commission and may be obtained from the Commission’s web site. The address of the Commission’s web site is http://www.sec.gov.

Description of the 1998 Stock Incentive Plan

      The purpose of the 1998 Plan is to encourage key employees, officers, consultants and advisors of the Company to acquire a proprietary interest in the Company and to generate an increased incentive to contribute to the Company’s future success and prosperity. Currently, a maximum of 4,700,000 shares of Common Stock may be issued under the 1998 Plan, although that number is proposed to be increased to a total of 5,700,000 shares.

      The Compensation and Management Development Committee of the Board of Directors (or such other committee as appointed by the Board of Directors) (the “Committee”) is the administrator for the 1998 Plan. Among other things, the Committee is authorized to select officers, employees, consultants and advisors for participation in the 1998 Plan (“participants”), determine the number of shares of Common Stock subject to each option grant and the terms and conditions of each option granted under the 1998 Plan, and establish rules and regulations for plan administration. Approximately 250 employees and officers currently are eligible to participate in the 1998 Plan. No options have been granted to consultants or advisors under the 1998 Plan. The 1998 Plan also provides that, to the extent required by Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares during any 12-month period (subject to adjustments in the event of stock splits or other similar events). This annual award limitation is not proposed to be changed.

      All options granted under the 1998 Plan are nonqualified stock options, and thus are not designated as “incentive stock options,” as that term is defined in Section 422(b) of the Code. Stock options granted under the 1998 Plan entitle the participant to purchase shares of Common Stock from the Company at an exercise price not less than the fair market value of the Common Stock on the grant date. On November 3, 2003, the closing price of the Common Stock on the Nasdaq National Market was $11.60 per share. The exercise price may be paid in cash or check or by such other form of payment as the Company may accept. If approved by the Committee, the exercise price may be paid by delivering or withholding shares of Common Stock or by cashless exercise.

      The Committee is authorized to determine when options granted pursuant to the 1998 Plan will vest and be exercisable, although options generally may not be exercisable less than one year nor more than 10 years after the date of grant. Options generally may be exercised only for a limited period following termination of employment or service. The number of shares of Common Stock reserved for issuance under the 1998 Plan, the number of shares subject to option grants, the option price and other option terms will be subject to adjustment by the Committee in the event of stock dividends, stock splits, recapitalizations and other similar events. The Committee may, in its sole discretion, permit options to be transferred during the participant’s lifetime, subject to such conditions and limitations as the Committee deems reasonable and proper.

      In the event of a merger, consolidation, sale of all or substantially all of the assets of the Company or liquidation of the Company, the Board of Directors (or the board of directors of a corporation assuming the obligations of the Company) may, in its discretion, take one or more of several actions under the 1998 Plan with respect to outstanding options, including providing that all outstanding options will become exercisable in full, assumed or substituted by the succeeding corporation on terms the Board of Directors determines to be appropriate, terminated or subject to a cash payment.

      No awards may be made under the 1998 Plan after 10 years following the date of the adoption of the 1998 Plan, which was May 18, 1998. The Board of Directors may discontinue the 1998 Plan sooner without further action by the stockholders. The Board of Directors may also amend or alter the 1998 Plan, subject to certain restrictions, including the requirement that stockholders approve an amendment if such approval is required by law or agreement. The Committee may amend the terms of options, although participant consent generally is required if an amendment would impair a participant’s rights. In addition, the Committee may substitute new options for previously granted options, including previously granted options with higher option prices, although participant consent is required for any substitution which would impair a participant’s rights under previously granted options.

Federal Income Tax Consequences

      The following summary briefly describes the principal federal income tax consequences of awards under the 1998 Plan. The summary is not intended to cover all tax consequences that may apply to a participant or to the Company.

      As noted above, options granted under the 1998 Plan are nonqualified options and thus are not intended to be “incentive stock options,” as that term is defined in Section 422(b) of the Code. Participants granted options under the 1998 Plan will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of an option, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price will be taxable as ordinary income to the participant in the year in which the exercise occurs. The Company generally will be entitled to a corresponding deduction, to the extent permitted under Section 162(m) of the Code, at the same time a participant recognizes income and in an amount equal to the amount of ordinary income recognized by the participant (provided the Company satisfies applicable federal income tax reporting requirements).

      The participant’s basis in the shares of Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Upon a subsequent disposition of the shares of Common Stock by the participant, the participant will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

      The 1998 Plan is designed to meet the stockholder approval and other requirements of Code Section 162(m) so as to enable the Company to deduct compensation paid pursuant to the 1998 Plan to the extent practicable to do so.

Proposed Amendment to the 1998 Stock Incentive Plan

      As noted above, the Board of Directors has approved an amendment to the 1998 Plan, subject to stockholder approval, which would increase the number of shares available for issuance under the 1998 Plan by 1,000,000 shares to a total of 5,700,000 shares (subject to adjustment for stock splits and similar events as described above). Except as discussed herein, approval of this amendment will not alter or amend other provisions of the 1998 Plan.

      Currently, the 1998 Plan authorizes 4,700,000 shares of Common Stock for issuance upon the exercise of options granted under the 1998 Plan. As of October 24, 2003, options to purchase 4,265,268 shares of Common Stock were outstanding under the 1998 Plan. Because only approximately 242,126 shares remain available for issuance under the 1998 Plan, the Board of Directors believes the proposed increase in the number of shares of Common Stock available under the 1998 Plan is necessary to enable the Company to continue to attract and retain qualified employees, officers, consultants and advisors in an increasingly competitive market and to continue to provide an incentive for excellent performance by participants.

      The amount of compensation that will be paid pursuant to the grant of options under the 1998 Plan in the current fiscal year is not yet determinable due to vesting and other requirements. See “Executive Compensation — Option Grants in Last Fiscal Year” table, above, for information regarding the grant of options under the 1998 Plan to the Named Officers during fiscal 2003.

      The Board of Directors of the Company unanimously recommends a vote FOR the amendment to the 1998 Plan to increase the authorized shares under the 1998 Plan. Properly signed and returned proxies will be voted FOR the amendment to the 1998 Plan unless a vote against this proposal or abstention is specifically indicated.

PROPOSAL 3

APPROVAL OF AMENDMENTS TO DIRECTOR OPTION PLAN

      The Board of Directors, subject to approval of the Company’s stockholders, has approved amendments to the Amended and Restated Stock Option Plan for Non-Employee Directors (the “Director Plan”) to (i) increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Director Plan by 400,000 shares (subject to adjustment as provided below), (ii) provide for quarterly, rather than annual, option grants, based on Board meeting attendance, and (iii) provide for the grant of options to eligible directors for their attendance at Nominating/Corporate Governance Committee meetings (as is currently provided for attendance at certain other Board committee meetings, as described below). If these amendments are approved, a total of 800,000 shares of Common Stock will be reserved and available for distribution under the Director Plan. Except as provided below, approval of these amendments will not alter or amend other provisions or requirements of the Director Plan.

      The discussion that follows summarizes the proposed amendments to the Director Plan and describes the material terms of the Director Plan. The summary is subject, in all respects, to the terms of the Director Plan. The Company will provide promptly, upon request and without a charge, a copy of the full text of the Director Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to: Mr. D. Scott Coward, Secretary, Blue Rhino Corporation, 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104. In addition, a copy of the Director Plan will be filed as an exhibit to the form of this proxy statement filed electronically with the Commission and may be obtained from the Commission’s web site. The address of the Commission’s web site is http://www.sec.gov.

Description of the Director Plan

      The purpose of the Director Plan is to attract and retain persons of exceptional ability to serve as members of the Board of Directors of the Company, and to align the interests of the Company’s non-employee directors with those of the stockholders in enhancing the value of the Common Stock. Directors of the Company who, at the time of option grant, are not employees or officers of the Company are eligible to participate in the Director Plan. Currently, the Company’s six non-employee directors are entitled to participate in the Director Plan (the “directors”).

      The Board of Directors or the Compensation and Management Development Committee of the Board (or such other committee as appointed by the Board of Directors) administers the Director Plan (collectively, the “Administrator”). The Director Plan currently provides for annual option grants to non-employee directors following the annual meeting of stockholders and also provides for the grant of options to directors serving on the Board’s Audit Committee, Executive Committee and Compensation and Management Development Committee based on attendance at meetings of these committees. Certain of these provisions are proposed to be amended. See “Proposed Amendments to the Director Plan,” below. Specifically, the Director Plan currently provides that each director will receive on an annual basis on the first business day after the annual meeting of the stockholders of the Company options to purchase 12,000 shares of Common Stock. If a director fails to attend four Board meeting between the option grant date and the date of the next annual meeting of stockholders, the director will forfeit options for one-fourth of the shares subject to the option for each meeting less than four which the director attends during that period. In addition, in the event the director fails to attend at least two Board meetings between the date the options are granted and the date of the next annual stockholders meeting, the director will forfeit all the options granted on the previous grant date.

      In addition, each director who serves on the Board’s Executive Committee, Audit Committee and Compensation and Management Development Committee receives an option for 1,000 shares of Common Stock for each meeting of the respective committee(s) on which the director serves which the director attends during the fiscal quarter. The grant date for these options is the last business day of the respective fiscal quarter. Options granted for Board committee meeting attendance are not subject to the forfeiture provisions described above for annual option grants.

      Each option granted under the Director Plan entitles the director to purchase shares of Common Stock from the Company at an exercise price equal to the fair market value of the Common Stock on the grant date. The exercise price may be paid (i) in cash or by check, (ii) if approved by the Administrator, by delivering or authorizing the Company to withhold shares of Common Stock with a total fair market value equal to the option price; (iii) if approved by the Administrator and in accordance with applicable law, by cashless exercise; or (iv) any combination of these methods. As of October 24, 2003, options to purchase 300,000 shares with a weighted average exercise price of $12.567 per share were outstanding under the Director Plan and options for 140,487 shares were vested and exercisable. On November 3, 2003, the fair market value of the Common Stock was $11.60 per share.

      Each option grant under the Director Plan generally vests at the rate of one third per year commencing on the first anniversary of the grant date, and each option granted under the Director Plan is exercisable for a period not to exceed 10 years from the date of grant and will lapse upon expiration of such period. Options may be exercised for only a limited period following termination of service on the Board. In addition, upon a change in control of the Company (as defined in the Director Plan), all outstanding options will become fully vested and, in certain circumstances, may be repurchased by the Company.

      Options generally may not be assigned or transferred except by will or operation of the laws of descent and distribution, and each option is exercisable during the lifetime of the director only by the director. However, options may be transferred to certain family members and related entities if permitted by the Administrator and in accordance with Director Plan terms.

      The number of shares of Common Stock reserved under the Director Plan and subject to option grants and other option terms will be automatically adjusted in case of stock dividends, stock splits, recapitalizations and other similar events.

      Unless terminated earlier by the Board, the Director Plan will terminate on December 30, 2008. The Board of Directors may also amend or modify the Director Plan, subject to certain restrictions, including stockholder approval under certain circumstances.

Federal Income Tax Consequences

      The following summary briefly describes the principal federal income tax consequences of awards under the Director Plan. The summary is not intended to cover all tax consequences that may apply to a particular director or to the Company.

      Options granted under the Director Plan are nonqualified stock options and thus are not intended to be “incentive stock options,” as that term is defined in Section 422(b) of the Code. Directors granted options under the Director Plan will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of an option, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price will be taxable as ordinary income to the director in the year in which the exercise occurs. The Company generally will be entitled to a corresponding deduction at the same time a director recognizes income and in an amount equal to the amount of ordinary income recognized by the director.

      A director’s basis in the shares of Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Upon a subsequent disposition of the shares of Common Stock by the director, the director will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

Proposed Amendments to the Director Plan

      As noted above, the Board has approved certain amendments to the Director Plan, subject to stockholder approval. Specifically, the Director Plan is proposed to be amended to (i) increase the number of shares of Common Stock authorized under the Director Plan by 400,000 shares, to a total of 800,000 shares (subject to adjustment as provided in the Director Plan), (ii) provide for the quarterly grant of options for 3,000 shares to each eligible director who attends the regularly scheduled Board meeting for the respective quarter (rather than annual grants of options for 12,000 shares) and (iii) provide for the grant of an option for 1,000 shares per meeting attended to each eligible director who serves on the Nominating/Corporate Governance Committee. These proposed amendments are described more fully below.

•	Increase in Authorized Shares. Currently, the Director Plan authorizes the issuance of 400,000 shares of Common Stock under the Director Plan. As noted above, as of October 24, 2003, options to purchase 300,000 shares of Common Stock were outstanding under the Director Plan. Because only approximately 100,000 shares remain available under the Director Plan, the Board of Directors believes that an increase in the number of shares of Common Stock available under the Director Plan is necessary to provide the Company with a sufficient number of shares of Common Stock to compensate directors for their services to the Company.

•	Quarterly Grants. The Director Plan is proposed to be amended to provide that, commencing as of the close of the third fiscal quarter of fiscal year 2004, and thereafter, each eligible director who attends the regularly scheduled quarterly Board meeting for the respective fiscal quarter will be granted an option for 3,000 shares of Common Stock (subject to adjustment as provided in the Director Plan). The date of grant of quarterly options will be the last business day of each of the Company’s fiscal quarters (with quarterly option grants commencing April 30, 2004 for attendance at the regularly scheduled Board meeting for the third quarter of fiscal 2004). No additional option grants will be made under the Director Plan for attendance at special meetings of the Board. Participation by telephone conference or by other electronic means is deemed attendance at a Board meeting. Since the quarterly options will only be granted if the eligible director attended the quarterly Board meeting for the respective quarter, the quarterly option grants are not subject to the forfeiture provisions for non-attendance applicable to annual option grants. If this amendment is approved, no further annual option grants will be made under the Plan. The maximum number of shares subject to options which may be granted per year to an eligible director under both the current annual option grant program and the proposed quarterly grant program is 12,000 shares; no increase in the number of shares subject to options granted to an eligible director per year under this component of the Director Plan is proposed. The quarterly option grant program is intended to simplify plan administration.

•	Committee Meeting Grants. As noted above, the Director Plan currently provides for the grant of an option for 1,000 shares per meeting attended to each eligible director serving on the Board’s Audit Committee, Executive Committee and/or Compensation and Management Development Committee. The Director Plan is proposed to be amended to provide for similar option grants for 1,000 shares per meeting attended to directors serving on the Board’s Nominating/Corporate Governance Committee. The Board believes that it is appropriate to provide for such grants, given the importance of the Nominating/Corporate Governance Committee’s duties and responsibilities, and in order to provide comparable incentives for service on these committees.

      The amount of compensation that will be paid to directors under the Director Plan in the current fiscal year is not yet determinable due to the Director Plan’s forfeiture and committee meeting attendance terms. See “Director Compensation,” above, for information regarding the grant of options under the Director Plan during fiscal 2003.

      The Board of Directors of the Company unanimously recommends a vote FOR the amendments to the Director Plan. Properly signed and returned proxies will be voted FOR the amendments to the Director Plan unless a vote against this proposal or abstention is specifically indicated.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Audit Committee has appointed Ernst & Young LLP as the independent accountants of the Company for the fiscal year ending July 31, 2004, and the Board of Directors has ratified the Audit Committee’s appointment. Ernst & Young LLP, independent certified public accountants, has reviewed the financial statements of the Company since the fiscal quarter ended January 31, 1999 and audited the Company’s financial statements for the fiscal years ended July 31, 2003, 2002, 2001 and 2000. A representative of Ernst & Young is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she chooses to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

      Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Ernst & Young is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent accountants for fiscal 2004.

      The Board of Directors of the Company unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent accountants for the fiscal year ending July 31, 2004. Proxies will be voted FOR ratification of the appointment unless a vote against this proposal or abstention is specifically indicated.

FEES TO AUDITORS

      The following table shows the aggregate fees billed to the Company for professional services by Ernst & Young LLP for fiscal years 2003 and 2002:

	Fiscal 2003	Fiscal 2002

Audit Fees	$302,000	$439,000
Audit-Related Fees	$290,000	$13,000
Tax Fees	$138,000	$90,000
All Other Fees	$0	$0

Total	$730,000	$542,000

      Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for fiscal years 2003 and 2002, for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal 2003 and 2002, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

      Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

      Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

      All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

      The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Ernst & Young LLP in fiscal 2003 and determined that such services and fees were compatible with the independence of the auditors. During fiscal year 2003, Ernst & Young LLP did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

      Audit Committee Pre-Approval Policies. The Audit Committee has adopted, and the Board of Directors has ratified, Policies and Procedures for Pre-Approval of Audit and Permitted Non-Audit Services (the “Pre-Approval Policy”), which describes the procedures and the conditions pursuant to which the Audit Committee may grant general pre-approval for services proposed to be performed by the independent auditors. Unless a particular service to be provided by the independent auditors has received general pre-approval, it must be specifically pre-approved by the Audit Committee, as must any proposed services that exceed pre-approved cost levels or budgeted amounts, subject to an exception for certain de minimis services. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether such service is consistent with maintaining the auditor’s independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service to the Company (because of, by way of example only, its familiarity with the Company’s business, employees, culture, accounting systems, risk profile and other factors), and whether the service might be expected to enhance the Company’s ability to manage or control risk or improve audit quality. The Pre-Approval Policy describes the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without being specifically pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS

      Under regulations of the Commission, any stockholder desiring to make a proposal to be acted upon at the 2004 annual meeting of stockholders must present the proposal to the Company at its principal office in Winston-Salem, North Carolina by July 15, 2004, for the proposal to be considered for inclusion in the Company’s proxy statement.

      Only business properly brought before an annual meeting may be subject to action at the meeting. In addition to any SEC or other applicable requirements, for business to be properly brought before the annual meeting by a stockholder (even if the proposal is not to be included in the Company’s proxy statement), the Company’s bylaws provide that the stockholder must give timely notice in writing to the Secretary of the Company at least 90 calendar days in advance of the anniversary date of the release of the Company’s proxy statement for the previous year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the annual meeting date stated in the previous year’s proxy statement, a stockholder proposal shall be received by the Company a reasonable time before the solicitation is made. As to each matter, the notice must contain (i) the name and address of the stockholder who intends to raise the matter; (ii) the business desired to be raised at the meeting and the reasons for considering such business; (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote with respect to the matter and that he intends to appear in person or by proxy at the meeting to raise the matter; (iv) the stockholder’s total beneficial ownership of the Company’s voting stock; and (v) the stockholder’s interest in the matter. If the stockholder intends to nominate an individual for election to the Board of Directors at an annual meeting, its notice must set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to allow any business that is not raised in accordance with these procedures to be considered at the meeting. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Company does not receive proper notice of the matter within the timeframe described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons beneficially owning more than 10% of the Company’s outstanding Common Stock to file periodic reports of stock ownership and stock transactions with the Commission. Based solely on a review of copies of these reports furnished to the Company, the Company believes all of these reports were filed in a timely manner during or with respect to fiscal 2003, except that each of David L. Warnock, Camden Partners Strategic II, LLC and Cahill Warnock Strategic Partners, L.P. failed to timely file Form 4 reports to report four transactions, and filed one late Form 4 each to report all such transactions. The reports were filed as soon as the delinquencies were discovered.

ADDITIONAL INFORMATION

      Upon written request by a stockholder of record on November 7, 2003, the Company will provide without charge a copy of its Annual Report on Form 10-K for the year ended July 31, 2003. Requests should be directed to D. Scott Coward, Secretary of the Company, at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104.

OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no other business to come before the Annual Meeting for consideration by the Company’s stockholders. If any other business properly comes before the meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

By Order of the Board of Directors

D. Scott Coward Secretary

Winston-Salem, North Carolina November 12, 2003

Appendix A

AUDIT COMMITTEE CHARTER
OF
BLUE RHINO CORPORATION

(as amended and restated and adopted by the Board of Directors on September 4, 2003)

The Purpose of the Audit Committee

The purpose of the Audit Committee is to represent and assist the Board of Directors in its general oversight of the company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation and integrity of the company’s financial statements; (b) accounting and financial reporting principles; and (c) the company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee’s members in business, financial and accounting matters.

Membership

The Audit Committee is comprised of at least three directors determined by the Board of Directors to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as “audit committee financial experts”, shall be made on an annual basis by the full Board upon recommendation of the Nominating/Corporate Governance Committee and may be removed by the Board of Directors in its discretion. At least one member of the Committee must have, in the judgment of the Board, employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or otherwise satisfy the applicable Nasdaq experience requirement. In addition, the Company shall use reasonable efforts to appoint at least one Audit Committee member with the requisite accounting or related financial management competency in order to be an “audit committee financial expert” as defined by the SEC, and as determined by the full Board.

Responsibilities

The Audit Committee:

•	Is directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor. The independent auditor shall report directly to the Audit Committee.

•	Obtains and reviews annually a report by the independent auditor describing (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and (iii) any steps taken to deal with any such issues.

•	Reviews and discusses the written statement from the independent auditor delineating all of the independent auditor’s relationships with the Company as required by Independence Standards Board Standard 1, as may be modified or supplemented, and, based on such review, assesses the independence of the auditor.

•	Establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by law.

•	Reviews and discusses with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit and adequacy of the independent auditor’s staffing; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

•	Reviews and discusses reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

•	Reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the company’s accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, such as any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Reviews and discusses with management and the independent auditor quarterly earnings press releases, including the interim financial information and business outlook included therein, reviews the Company’s quarterly and annual financial statements and related disclosures, including the MD&A portion of the Company’s SEC reports, prior to filing with the SEC, and, if deemed appropriate, recommends to the Board of Directors that the annual audited financial statements be included in the Annual Report on Form 10-K for the year.

•	Reviews and discusses with management and the independent auditor various topics and events that may have significant financial impact on the company or that are the subject of discussions between management and the independent auditors.

•	Reviews and discusses with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Reviews and approves all related-party transactions (as defined in the relevant Nasdaq requirements).

•	Reviews and discusses with management, the independent auditor, and any provider of internal audit services to the company: (a) the adequacy and effectiveness of the company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the company’s internal audit procedures; and (c) the adequacy and effectiveness of the company’s disclosures controls and procedures, and management reports thereon.

•	Reviews annually with any provider of internal audit services to the company the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

•	Reviews the use of auditors other than the independent auditor in cases such as management’s request for second opinions.

•	Reviews matters related to the corporate compliance activities of the company, including the review of reports from the company’s Disclosure Committee and other related groups.

•	Responds as it determines to be appropriate (after consulting with legal counsel selected by the Committee) to any report of evidence of a material violation of the securities laws that the Committee receives from the Company’s chief legal officer, if any, or from any attorney appearing and practicing before the SEC in the representation of the Company.

•	Establishes procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Establishes policies for the hiring of employees and former employees of the independent auditor.

•	Prepares and publishes the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

•	When appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

•	Performs any other activities consistent with this Charter, the Company’s bylaws and governing law as the Committee or the full Board deems necessary or appropriate.

The Audit Committee will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommend any changes to the full Board.

The Audit Committee is authorized to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

The Audit Committee shall meet not less than quarterly at such times and places as the Audit Committee shall determine. The Audit Committee shall meet in executive session with the independent auditor, the provider of internal audit services to the company and management periodically. The Chairman of the Audit Committee shall report on Audit Committee activities to the full Board.

The Chairman of the Audit Committee is to be contacted directly by the provider of internal audit services to the company or the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Audit Committee.

Blue Rhino Corporation
1998 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT

     The Blue Rhino Corporation Stock Incentive Plan (“Plan”) is hereby established by Blue Rhino Corporation (“Company”). The purpose of the Plan is to encourage key employees, officers, consultants and advisors of the Company and its Affiliates to acquire a proprietary interest in the Company and to generate an increased incentive to contribute to the Company’s future success and prosperity.

ARTICLE II

DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     “Affiliate” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     “Agreement” or “Option Agreement” means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which a Stock Option is granted to a Participant.

     “Board of Directors” or “Board” means the Board of Directors of the Company.

     “Cause” means, for purposes of whether and when a Participant has incurred a Termination for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or if there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause”, then Cause means, unless otherwise defined in the Option Agreement with respect to the corresponding Stock Option, (a) any act or failure to act deemed to constitute cause under the Company’s established practices, policies or guidelines applicable to the Participant or (b) the Participant’s act or act of omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or act of omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct or the omission of conduct which constitutes a material breach of Participant’s duty of loyalty to the Company or an Affiliate.

     “Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     “Commission” means the Securities and Exchange Commission or any successor agency.

     “Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board of Directors to administer the Plan, as further described in the Plan.

     “Common Stock” means the shares of the Common Stock, $0.001 par value, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     “Company” means Blue Rhino Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company are exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

     “Effective Date” means May 18, 1998.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     “Fair Market Value” means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

     (a)     if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market (“NASDAQ”), the closing price of the Common Stock on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

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     (b)     if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

     (c)     if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

     “Grant Date” means the date that as of which a Stock Option is granted pursuant to the Plan.

     “Non-Employee Directors” has the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission, provided the person is also an “outside director” under Section 162(m) of the Code.

     “Non-Qualified Stock Option” means an Option to purchase Common Stock in the Company granted under the Plan other than an incentive stock option within the meaning of Section 422 of the Code.

     “Option Period” means the period during which the Option will be exercisable in accordance with the Option Agreement and Article VI.

     “Option Price” means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

     “Participant” means a person who satisfies the eligibility conditions of Article V and to whom a Stock Option has been granted by the Committee under the Plan, and if a Representative is appointed for a Participant, then the term “Participant” means such appointed Representative, successor Representative, or spouse as the case may be. The term also includes a trust for the benefit of the Participant, the Participant’s parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant’s descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3.

     “Plan” means the Blue Rhino Corporation 1998 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

     “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death.

     “Retirement” means the Participant’s Termination after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by

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such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     “Rule 16b-3” means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     “Stock Option” means a Non-Qualified Stock Option granted under this Plan.

     “Termination” means the occurrence of any act or event, whether pursuant to an employment agreement, consulting agreement, advisory agreement or otherwise, that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer, employee, consultant or advisor of the Company or of any Affiliate, or to be an officer, employee, consultant or advisor of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, removal, resignation, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee of the Company or an Affiliate, the Option Agreement will establish what act or event will constitute a Termination for purposes of the Plan. A Termination will occur for an employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate. A Participant who is an employee on the Grant Date will not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be an employee, he or she becomes a consultant or advisor to the Company. Similarly, a Participant who is a consultant or advisor on the Grant Date shall not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be a consultant or advisor, he or she becomes an employee of the Company.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

     3.1     Committee Structure and Authority. The Plan will be administered by the Committee. After the Company has an effective registration statement under the Securities Act for the Common Stock, the Committee, except as provided herein, will be comprised of such number of Non-Employee Directors (and no other persons) as is required for application of Section 162(m) of the Code and Rule 16b-3. In the absence of appointment of the Committee or a successor committee of the Board, the entire Board of Directors will constitute the Committee. A majority of the Committee will constitute a quorum at any meeting thereof (including

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telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee will not exercise any discretion respecting himself or herself under the Plan. The Board will have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee will have the authority, subject to the terms of the Plan:

     (a)     to select those persons to whom Stock Options may be granted from time to time;

     (b)     to determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date, and further provided that the Committee may limit the aggregate number of shares granted to consultants and advisors if required in order to make the registration statement described in Section 4.5 effective or cause the registration statement to remain effective;

     (c)     to determine the terms and conditions of any Stock Option granted hereunder (including, without limitation, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Stock Option and the shares of Common Stock relating thereto); provided, however, that no Stock Option may be exercised earlier than one (1) year from the Grant Date;

     (d)     to adjust the terms and conditions, at any time or from time to time, of any Stock Option, subject to the limitations of Section 8.1;

     (e)     to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to the exercise of a Stock Option will be deferred;

     (f)     to provide for the forms of Option Agreement to be utilized in connection with the Plan;

     (g)     to determine whether a Participant has a Disability or a Retirement;

     (h)     to determine what securities law requirements are applicable to the Plan, Stock Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

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     (i)     to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Option Agreement, outstanding Stock Options;

     (j)     to require as a condition of the exercise of a Stock Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

     (k)     to determine whether and with what effect a Participant has incurred a Termination;

     (l)     to determine the restrictions or limitations on the transfer of Common Stock;

     (m)     to determine under what circumstances a Stock Option may be transferred during the Participant’s lifetime and to impose restrictions on such transfers;

     (n)     to determine whether a Stock Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Option Agreement;

     (o)     to determine the permissible methods of Stock Option exercise and payment, including cashless exercise arrangements;

     (p)     to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to amend or modify any Option Agreement accordingly; and

     (q)     to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it may, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any Option Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Stock Options granted at different times.

     Any determination made by the Committee pursuant to the provisions of the Plan will be made in its sole discretion, and in the case of any determination relating to a Stock Option, may be made at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan or an Option Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No determination will be subject to de novo review if challenged in court.

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ARTICLE IV

STOCK SUBJECT TO PLAN

     4.1     Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 300,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2     Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Stock Option are forfeited or if any Stock Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Stock Options under the Plan.

     4.3     Restrictions on Shares. Shares of Common Stock issued upon exercise of a Stock Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company will not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of a Stock Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising a Stock Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares will not be delivered, but will be rounded to the next lower whole number of shares.

     4.4     Stockholder Rights. No person will have any rights of a stockholder as to shares of Common Stock subject to a Stock Option until, after proper exercise of the Stock Option or other action required, such shares have been recorded on the Company’s official stockholder records as having been issued or transferred. Upon exercise of the Stock Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official stockholder records, except as provided herein or in an Option Agreement.

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     4.5     Registration of Common Stock Under This Plan. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Stock Options on Commission Form S-8 if and when available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations, and any amendments to such rules and regulations, governing such forms, as soon as the Committee, in its sole discretion, deems such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Stock Option.

     4.6     Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee will adjust or substitute, as the case may be, the number of shares of Common Stock available for Stock Options under the Plan, the number of shares of Common Stock covered by outstanding Stock Options, the exercise price per share of outstanding Stock Options, and any other characteristics or terms of the Stock Options as the Committee deems necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as will reasonably be determined by the Committee.

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (the “Acquisition”), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Stock Options: (i) provide that such Stock Options shall be assumed, or substantially equivalent Stock Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised vested Stock Options will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the “Acquisition Price”), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to

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outstanding Stock Options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iv) provide that all or any outstanding Stock Options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

ARTICLE V

ELIGIBILITY

     5.1     Eligibility. Except as herein provided, the persons who will be eligible to participate in the Plan and be granted Stock Options will be those persons who are officers, employees, consultants or advisors of the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Distributors of the Company and directors of the Company and its affiliates who are not employees of the Company or its affiliates are not eligible to participate in this Plan. Notwithstanding the foregoing, a consultant or advisor shall not be eligible to receive a grant of Stock Options under this Plan with respect to providing services directly or indirectly which promote or maintain a market for the Company’s or any Affiliate’s securities. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Stock Options and determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Stock Option, the Committee may give consideration to the functions and responsibilities of the person’s contributions to the Company and its Affiliates, the value of the individual’s service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan.

ARTICLE VI

GRANT OF STOCK OPTIONS

     6.1     General. The Committee will have authority to grant Options under the Plan at any time or from time to time. Stock Options granted under this Plan shall be Non-Qualified Stock Options. An Option will entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Option Agreements) including without limitation, payment of the Option Price.

     6.2     Grant and Exercise. The grant of a Stock Option will occur as of the date the Committee determines. Each Option granted under this Plan will be evidenced by an Option Agreement, in a form approved by the Committee, which will embody the terms and conditions of such Option and which will be subject to the express terms and conditions set forth in the

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Plan. Such Option Agreement will become effective upon execution by the Participant. No Stock Options shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan.

     6.3     Terms and Conditions. Stock Options will be subject to such terms and conditions as will be determined by the Committee, including the following:

(a) Option Period. The Option Period of each Stock Option will be fixed by the Committee; provided that no Stock Option will be exercisable more than 10 years after the Grant Date.

(b) Option Price. The Option Price per share of the Common Stock purchasable under an Option will not be less than the Fair Market Value per share on the Grant Date.

(c) Exercisability. Stock Options will vest and be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise vested Stock Options, in whole or in part, at any time during the Option Period by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash by a broker-dealer to whom the Participant has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called “cashless” exercise); or (iv) by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

(e) Transferability of Options. The Committee, in its sole discretion, may permit Stock Options to be transferred during the Participant’s lifetime, subject to such conditions and limitations as the Committee deems reasonable and proper, including transfers pursuant to a domestic relations order which would be a “qualified domestic relations order” as defined in Section 414(p) of the Code.

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     6.4     Termination by Reason of Death. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to death, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable for a period of 90 days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

     6.5     Termination by Reason of Disability. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to a Disability, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination or until the expiration of the Option Period, whichever period is shorter, and the Participant’s death at any time following such Termination due to Disability will not affect the foregoing.

     6.6     Other Termination. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to Retirement, or the Termination is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant will thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of (a) the 90-day period commencing with the date of such Termination, or (b) until the expiration of the Option Period. If the Participant incurs a Termination which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option will terminate immediately. The death or Disability of a Participant after a Termination otherwise provided herein will not extend the time permitted to exercise an Option.

     6.7     Cashing Out of Option. Unless otherwise provided in the Option Agreement, on receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

ARTICLE VII

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

     7.1     Transfer of Shares. Subject to the restriction in any Option Agreement or any other transfer restriction contained in any agreement between a Participant and the Company, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of a Stock Option. Any transfer of shares received pursuant to the exercise of a Stock Option will not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Option Agreement.

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     7.2     Limited Transfer During Offering. If there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock are offered for sale in an underwritten offering, a Participant may not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of a Stock Option.

ARTICLE VIII

MISCELLANEOUS

     8.1     Amendments and Termination . The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation may be made which would impair the rights of a Participant under a Stock Option theretofore granted without the Participant’s consent except such an amendment made to cause the Plan to qualify for an exemption provided by the Exchange Act, registration provisions of the Securities Act, or the rules promulgated thereunder. In addition, no such amendment may be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant’s consent, except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option Prices but no such substitution may be made which would impair the rights of the Participant under such Stock Options theretofore granted without the Participant’s consent.

     Subject to the above provisions, the Board will have authority to amend the Plan to take into account changes in law and tax, accounting and securities rules, as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

     8.2     General Provisions.

(a) Representation. The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b) No Additional Obligation. Nothing in the Plan will prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

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(c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Stock Option, the Participant will pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such Stock Option or exercise thereof. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan, will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(d) Representation. The Committee will establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant’s death are to be paid.

(e) Controlling Law. The Plan and all Stock Options made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law) except to the extent the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan will be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

(f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Option Agreement to be transferred to the Participant, and no shares of Common Stock or other thing of value under this Plan or an Option Agreement will be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     8.3     Rights with Respect to Continuance of Employment. Nothing in this Plan will be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing in this Plan will be construed to constitute a contract of employment or engagement between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate will have no obligation to retain the Participant in its employ or service as a result of this Plan. There will be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to

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terminate the Participant’s employment or service engagement as it existed prior to the individual becoming a Participant in this Plan.

     8.4     Stock Options in Substitution for Stock Options Granted by Other Corporations. Stock Options may be granted under the Plan from time to time in substitution for Stock Options held by employees, or service providers of other corporations who are about to become officers, employees, consultants or advisors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Stock Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Stock Options in substitution for which they are granted.

     8.5     Delay. If at the time a Participant incurs a Termination (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to “short-swing” liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Option Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period as provided in the Option Agreement. The Company will have the right to suspend or delay any time period described in the Plan or an Option Agreement if the Committee determines that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee will have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

     8.6     Headings. The headings in this Plan are for reference purposes only and will not affect the meaning or interpretation of this Plan.

     8.7     Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

     8.8     Successors and Assigns. This Plan will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, will be binding upon the Participant’s heirs, legal representatives and successors.

Adopted by the Board of Directors on November 18, 1998.

Approved by the written consent of the Shareholders of the Company in April, 1998.

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2000 DECLARATION OF AMENDMENT TO
BLUE RHINO CORPORATION
1998 STOCK INCENTIVE PLAN

     THIS 2000 DECLARATION OF AMENDMENT, is made this 19th day of December, 2000, by BLUE RHINO CORPORATION (the “Corporation”), to the Corporation’s 1998 Stock Incentive Plan (the “1998 Plan”).

RECITALS:

     WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

     WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

     WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 1,200,000 shares to 2,200,000 shares and to impose an annual participant award limitation in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the approval of the stockholders of the Corporation of such amendments; and

     WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

     NOW, THEREFORE, IT IS DECLARED that, effective as of December 19, 2000, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendments):

     1.     Amendment to Section 4.1. Section 4.1 (“Number of Shares”) of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

“4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 2,200,000 shares of Common Stock.” In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6. “

     2.     Amendment to Section 3.1(b) (“Committee Structure and Authority). Section 3.1(b) of the 1998 Plan is hereby amended by deleting the following, with the remainder of Section 3.1(b) to remain unchanged:

“provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date; “

     3.     Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

BLUE RHINO CORPORATION

By:	/s/ Billy D. Prim

Billy D. Prim, President and
Chief Executive Officer

ATTEST:

/s/ Mark Castaneda

Mark Castaneda, Secretary

[Corporate Seal]

2001 DECLARATION OF AMENDMENT TO
BLUE RHINO CORPORATION
1998 STOCK INCENTIVE PLAN

     THIS 2001 DECLARATION OF AMENDMENT, is made this 30th day of August, 2001, by BLUE RHINO CORPORATION (the “Corporation”), to the Corporation’s 1998 Stock Incentive Plan (the “1998 Plan”).

RECITALS:

     WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

     WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

     WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 2,200,000 shares to 3,200,000 shares, subject to the approval of the stockholders of the Corporation of such amendments; and

     WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

     NOW, THEREFORE, IT IS DECLARED that, effective as of December 18, 2001, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendment):

     1.     Amendment to Section 4.1. Section 4.1 (“Number of Shares”) of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

“4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 3,200,000 shares of Common Stock. In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6.”

     2.     Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

BLUE RHINO CORPORATION

By:	/s/ Billy D. Prim

Billy D. Prim, Chief Executive Officer

ATTEST:

/s/ Mark Castaneda

Mark Castaneda, Secretary

[Corporate Seal]

2002 DECLARATION OF AMENDMENT TO
BLUE RHINO CORPORATION
1998 STOCK INCENTIVE PLAN

     THIS 2002 DECLARATION OF AMENDMENT is made this 8th day of November, 2002 by BLUE RHINO CORPORATION (the “Corporation”) to the Corporation’s 1998 Stock Incentive Plan, as amended (the “Plan”).

RECITALS:

     WHEREAS, the Corporation has adopted, and the stockholders have approved, the Plan; and

     WHEREAS, pursuant to Section 8.1 of the Plan, the Board of Directors has authority to amend the Plan, subject to stockholder approval in certain circumstances; and

     WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the Plan to increase the number of shares authorized for issuance under the Plan from 3,200,000 to 4,700,000 (as such number may be adjusted in accordance with the Plan), subject to the approval of the stockholders of the Corporation of such amendment; and

     WHEREAS, the Corporation desires to evidence such amendment by this Declaration of Amendment;

     NOW, THEREFORE, IT IS DECLARED that, effective as of December 17, 2002, the Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendment):

     1.     Amendment to Section 4.1. Section 4.1 (“Number of Shares”) of the Plan is hereby amended by deleting only the first sentence of Section 4.1 and inserting the following in lieu thereof:

“4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 4,700,000.”

     2.     Continued Effect. Except as set forth herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

By:	/s/ Billy D. Prim

Billy D. Prim, Chief Executive Officer

ATTEST:

/s/ Mark Castaneda

Mark Castaneda, Secretary

[Corporate Seal]

2003 DECLARATION OF AMENDMENT TO
BLUE RHINO CORPORATION
1998 STOCK INCENTIVE PLAN

     THIS 2003 DECLARATION OF AMENDMENT is made this 17th day of October, 2003 by BLUE RHINO CORPORATION (the “Corporation”) to the Corporation’s 1998 Stock Incentive Plan, as amended (the “Plan”).

RECITALS:

     WHEREAS, the Corporation has adopted, and the stockholders have approved, the Plan; and

     WHEREAS, pursuant to Section 8.1 of the Plan, the Board of Directors has authority to amend the Plan, subject to stockholder approval in certain circumstances; and

     WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the Plan to increase the number of shares authorized for issuance under the Plan by 1,000,000 shares, from 4,700,000 shares to 5,700,000 shares (as such number may be adjusted in accordance with the Plan), subject to the approval of the stockholders of the Corporation of such amendment; and

     WHEREAS, the Corporation desires to evidence such amendment by this Declaration of Amendment;

     NOW, THEREFORE, IT IS DECLARED that, effective as of October 17, 2003, the Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendment):

     1.     Amendment to Section 4.1. Section 4.1 (“Number of Shares”) of the Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof, with the remainder of Section 4.1 being unchanged:

“4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 5,700,000 shares of Common Stock.”

     2.     Continued Effect. Except as set forth herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

BLUE RHINO CORPORATION

By:	/s/ Billy D. Prim

Billy D. Prim, Chief Executive Officer

ATTEST:

/s/ D. Scott Coward

D. Scott Coward, Secretary

[Corporate Seal]

BLUE RHINO CORPORATION

AMENDED AND RESTATED STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS
(As Amended and Restated through October 17, 2003)

BLUE RHINO CORPORATION

AMENDED AND RESTATED STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS
(As Amended and Restated through October 17, 2003)

     This Amended and Restated Stock Option Plan for Non-Employee Directors amends and restates in its entirety as of October 17, 2003, that certain Stock Option Plan for Non-Employee Directors of Blue Rhino Corporation, which was originally effective on May 18, 1998 and previously amended and restated as of December 30, 1998, May 17, 2001, October 31, 2001 and February 21, 2003.

     SECTION 1.     PURPOSE. The purpose of the Stock Option Plan for Non-Employee Directors (the “Plan”) is to attract and retain persons of exceptional ability to serve as members of the Board of Directors of Blue Rhino Corporation (the “Company”), and to align the interests of the Company’s non-employee directors with that of the stockholders in enhancing the value of the Company’s capital stock. This purpose will be carried out through the granting of nonqualified stock options (individually, an “option,” and collectively, “options”) to eligible non-employee directors of the Company.

     SECTION 2.     ADMINISTRATION.

     (a)     The Plan shall be administered by the Board of Directors of the Company (the “Board” or the “Board of Directors”), unless the Board delegates all or part of its discretion to administer the Plan to the Compensation and Management Development Committee of the Board or such successor committee of the Board that is designated by the Board to administer the Plan (collectively, the “Committee”). The Committee shall be comprised of such number of “non-employee directors,” as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be necessary to comply with Rule 16b-3, unless otherwise determined by the Board. For the purposes herein, the Board, and, upon delegation of authority to the Committee, the Committee, shall be referred to herein collectively as the “Administrator.”

     (b)     Any action of the Administrator may be taken by a written instrument signed by all of the members of the Board or the Committee, as the case may be, and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority, in its discretion, to establish, amend and rescind rules and regulations for the administration of the Plan; to construe and interpret the Plan, the rules and regulations, and the agreements evidencing options granted under the Plan; and to make all other determinations deemed necessary or advisable for administering the Plan. Notwithstanding any other provision herein, (i) the Administrator also shall have authority, in its discretion, to accelerate the date that any option which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part, and (ii) the Administrator shall also have authority, in its discretion, to extend the period during which an option may be exercised. To the extent, if any, necessary to comply with Rule 16b-3, provisions in SECTION 6 of the Plan relating to the grant of options, and the amount, price and timing of such options, shall not be subject to the discretion of the Administrator or any other person. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan. The Administrator may delegate to an officer or officers of the Company the authorization to execute and deliver on behalf of the Company any document or instrument required to be delivered under this Plan.

     SECTION 3.     TYPE OF OPTIONS. Options granted pursuant to the Plan shall be nonstatutory options which are not intended to meet the requirements of SECTION 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

     SECTION 4.     ELIGIBILITY. Directors of the Company who, at the time of grant, are not employees or officers of the Company (“Eligible Directors”) shall be eligible to participate in the Plan. Each Eligible Director to whom options are granted shall be referred to herein as a “Participant” in the Plan.

     SECTION 5.     SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in SECTION 10 below, an aggregate of 800,000 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”), shall be available for issuance pursuant to the provisions of the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

     SECTION 6.     AUTOMATIC GRANT OF OPTIONS.

     (a)     Annual Grants.

(i) On December 30, 1998 each Eligible Director shall receive an option to purchase 8,000 shares of Common Stock. During the period commencing with the first annual meeting of stockholders to occur after December 30, 1998 and ending October 30, 2001, each Eligible Director of the Company shall receive an annual option grant to purchase 4,000 shares of Common Stock. Commencing October 31, 2001, and ending on the date immediately prior to the 2003 Annual Meeting of Stockholders, each Eligible Director shall receive an annual option grant to purchase 12,000 shares of Common Stock. Except as provided in SECTION 6(b), the date of grant of an option (the “Grant Date”) shall be December 30, 1998 with respect to the options granted on that date and the first business day after each subsequent annual meeting of the stockholders with respect to the options granted on such subsequent dates. No annual option grants shall be made on or after the 2003 Annual Meeting of Stockholders.

(ii) Notwithstanding the provisions of SECTION 6(a) herein, in the event that a Participant fails to attend four Board meetings between the Grant Date and the date of the next annual meeting of the stockholders of the Company, the Participant shall forfeit options to purchase one-fourth (1/4) of the shares subject to the particular option for each meeting less than four which the Participant attends during such period; provided, however, that in the event the Participant fails to attend at least two Board meetings between the Grant Date and the date of the next annual meeting, the Participant shall forfeit all options granted to him or her on the previous Grant Date under this SECTION 6(a). Participation by conference telephone or by other telecommunications equipment will be deemed attendance at a Board meeting for the purpose of receiving options under this SECTION 6(a).

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     (b)     Quarterly Grants. Commencing as of the close of the third fiscal quarter of fiscal year 2004, and thereafter, each Eligible Director who attends the regularly scheduled quarterly Board meeting for the respective fiscal quarter shall be granted an option for 3,000 shares of Common Stock. The last business day of each of the Company’s fiscal quarters shall be the Grant Date for options granted under this SECTION 6(b) and, on each such Grant Date, an option for 3,000 shares shall be granted to each Eligible Director who attended the regularly scheduled quarterly Board meeting for that fiscal quarter (with quarterly option grants commencing April 30, 2004 for attendance at the regularly scheduled Board meeting for the third quarter of fiscal year 2004). Participation by telephone conference or by other electronic means shall be deemed attendance at a Board meeting for the purpose of receiving options under this SECTION 6(b). Quarterly option grants awarded pursuant to this SECTION 6(b) shall not be subject to the forfeiture provisions applicable to annual option grants made pursuant to SECTION 6(a)(ii).

     (c)     Committee Meeting Grants. Commencing (i) with the date of the 2001 Annual Meeting of Stockholders, and thereafter, with respect to service on the Board’s Executive Committee, Audit Committee and/or Compensation and Management Development Committee, and (ii) with the date of the 2003 Annual Meeting of Stockholders, and thereafter, with respect to service on the Board’s Nominating/Corporate Governance Committee (each of the Executive Committee, Audit Committee, Compensation and Management Development Committee and Nominating/Corporate Governance Committee being referred to herein individually as a “Committee” and collectively as the “Committees”), each Eligible Director shall receive an option for 1,000 shares of Common Stock for each meeting of the respective Committee(s) on which the Eligible Director serves at which such Eligible Director is in attendance. The last business day of each of the Company’s fiscal quarters shall be the Grant Date for options granted under this SECTION 6(c), and, on each such Grant Date, an option for 1,000 shares shall be granted to each Eligible Director who served on a Committee at any time during the quarter then ending multiplied by the number of Committee meetings attended by such Eligible Director during such quarter. Participation by telephone conference or by other electronic means shall be deemed attendance at a Committee meeting for the purpose of receiving options under this SECTION 6(c). Options granted pursuant to SECTION 6(c) shall not be subject to the forfeiture provisions of SECTION 6(a)(ii).

     SECTION 7.     TERMS AND CONDITIONS OF OPTIONS.

     7.1     Exercise and Term of Options.

     (a)     Each option granted under the Plan shall be exercisable at the rate of one-third (1/3) per year commencing on the first anniversary of the Grant Date, such that the option shall become exercisable in full on the third anniversary of each Grant Date, subject to the provisions of SECTION 7.1 (b) and SECTION 9 hereof. Options granted under the Plan shall expire ten years from the date on which the option is granted, unless terminated earlier in accordance with the Plan.

     (b)     Notwithstanding the provisions of SECTION 7.1(a) above, an option granted to any Participant shall become immediately exercisable in full upon the first to occur of:

(i) The death of the Participant, in which case the option may be exercised by the Participant’s executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant’s rights under the option shall pass by will or by the applicable laws of descent and distribution;

3

(ii) Such time as the Participant ceases to be a director of the Company by reason of his or her permanent disability (as determined by the Administrator);

(iii) Such time as the Participant ceases to be a director of the Company as a result of retirement from the Board of Directors on or after attaining age 65; or

(iv) Such time as a Participant ceases to be eligible to participate in this Plan by reason of his or her becoming an employee of the Company or any of its subsidiaries.

     (c)     In the event a Participant ceases to be a director of the Company by reason of death as described in SECTION 7.1(b)(i), any option granted to such Participant hereunder shall expire 90 days from the date the Participant ceases to be a director of the Company, but in no event later than the day preceding the tenth anniversary of the Grant Date of such option.

     (d)     In the event that the Participant ceases to be a director of the Company due to disability, retirement or becoming an employee of the Company or a subsidiary as described in SECTIONS 7.1(b)(ii) through (iv), and after his or her option has become exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof for a period of 30 days from the date the Participant ceases to be a director, but in no event later than the day preceding the tenth anniversary of the Grant Date of such option.

     (e)     In the event that the services of a Participant as a director of the Company terminate for a reason other than due to death, disability, retirement or becoming an employee of the Company as provided in SECTION 7.1(b)(i) through (iv) above, then his options shall terminate at the time of his termination of service; provided, however, that no portion of the option may be exercised later than the day preceding the tenth anniversary of the Grant Date of such option.

     7.2     Exercise Price. The exercise price of each share of Common Stock subject to an option shall be the “Fair Market Value” of a share of Common Stock on the Grant Date of the option. “Fair Market Value” means the value determined on the basis of the good faith determination of the Administrator, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

     (a)     If the Common Stock is listed on a national securities exchange or quoted on The NASDAQ Stock Market (“NASDAQ”), the “Fair Market Value” shall be the closing price per share of the Common Stock on the date on which the option is granted or other determination is made (each, a “valuation date”) or the most recent trading date preceding the valuation date for which such information is available, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

     (b)     If the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the “Fair Market Value” shall be the average of the closing bid and asked prices for the Common Stock on the valuation date, or the most recent trading date preceding the valuation date for which such quotations are reported; and

     (c)     If, on the relevant date, the Common Stock is not publicly traded or reported as described in SECTION 7.2(a) or (b) herein, the “Fair Market Value” shall be determined in good faith by the Administrator.

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     7.3     Payment of Exercise Price; Tax Withholding.

     (a)     Subject to the terms and conditions of the Plan, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company’s Secretary stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

     (b)     An option may be exercised by providing payment (i) in cash or check and (ii) if approved by the Administrator, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (B) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (C) if approved by the Administrator and in accordance with applicable law, by the delivery of cash by a broker-dealer to whom the Participant has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called “cashless” exercise); or (D) by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

     (c)     The Participant shall pay the Company an amount sufficient to cover withholding required by law for any federal, state, local or foreign taxes, if any, in connection with an exercise of options herewith. A Participant may elect in lieu of paying cash to deliver shares of Common Stock or direct the Company that shares of Common Stock be withheld to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the exercise date and the Administrator shall determine the timing and other terms and conditions in which the use of shares of Common Stock to satisfy tax withholding may take place.

     7.4     Rights as a Stockholder. No person will have any rights of a stockholder as to shares of Common Stock subject to an option until, after proper exercise of the option or other action required, such shares have been recorded on the Company’s official stockholder records as having been issued or transferred. Upon exercise of the option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official stockholder records, except as provided herein or in an option agreement.

     7.5     Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Administrator from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the president or any vice president of the Company or in the form of certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms of the grant.

     7.6     Nontransferability of Options. Except as otherwise provided in this SECTION 7.6, no option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except (a) by will or the laws of descent and distribution or (b) to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), during the lifetime of the Participant, to (i) the spouse or lineal descendants of the Participant (“Immediate

5

Family Members”), (ii) a trust or trusts maintained for the exclusive benefit of the Participant and/or such Immediate Family Members, or (iii) a limited partnership or limited liability company in which the only partners or members are the Participant and/or such Immediate Family Members, formed for estate planning purposes; provided, that (y) the stock option agreement or any amendment thereto executed by the Administrator pursuant to which such option is granted must expressly provide for the transferability in a manner consistent with this SECTION, and (z) subsequent transfers of a transferred option shall be prohibited (except as otherwise provided in this SECTION 7.6), and except that distributions may be made to the Participant and/or such Immediate Family members from trusts, family limited partnerships or family limited liability companies described herein). Following a transfer permitted herein, any such option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided, that for the purposes of SECTIONS 7.3 and 7.4 of this Plan, the term “Participant” shall be deemed to refer to the permitted transferee with respect of the options so transferred. The events contained in SECTIONS 7.1(b), 7.1(c) 7.1(d) and 7.1(e) shall continue to be applied with respect to the original Participant, and transferred options shall expire at or after the date the original Participant ceases to be a director of the Company as provided in SECTIONS 7.1(c), 7.1(d) and 7.1(e) and shall otherwise be exercisable by the transferee only to the extent and for the periods specified in SECTIONS 7.1 and 7.3.

     7.7     Approvals. The effectiveness of the Plan and any options granted hereunder are subject to the approval of the Plan by affirmative vote of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual or special meeting of the stockholders or by written consent as provided in the Company’s charter or by-laws. In the event that the Plan is not approved by the stockholders, the Plan and any options granted hereunder shall be void as of no effect.

     The Company’s obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the Common Stock.

     SECTION 8.     REGULATORY COMPLIANCE AND LISTING. The issuance or delivery of any shares of stock subject to exercisable options hereunder may be postponed by the Administrator for such period as may be required to comply with any applicable requirements under federal securities laws, any applicable listing requirements of any national securities exchange or similar organization or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any rule of any national securities exchange or similar organization.

     SECTION 9.     CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding options granted under the Plan:

     9.1     Definitions. The following definitions shall apply to this SECTION 9:

     (a)     A “Change in Control” shall mean:

(i) The acquisition by any individual entity or group (within the meaning of SECTION 13(d)(3) or 14(d)(2) of the 1934 Act) or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting

6

power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company or any of its subsidiaries, (B) any acquisition by the Company or any of its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (D) any acquisition by any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by individuals, entities or groups who were the beneficial owners, respectively, of at least 50% of the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Voting Securities, or (E) the acquisition by any individual, entity or group which on the date this Plan was adopted by the Board owned 50% or more of the Outstanding Voting Securities.

(ii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Voting Securities; or

(iii) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation, with respect to which following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power for the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Voting Securities.

     (b)     “CIC Price” shall mean the higher of (i) the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which a Change in Control of the Company shall have occurred, or (ii) the highest reported sales price of a share of Common Stock during the 60-day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred.

     9.2     Acceleration of Vesting and Payment of Stock Options.

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     (a)     Upon the occurrence of an event constituting a Change in Control, all options outstanding on such date shall become 100% vested and exercisable and shall be repurchased by the Company by making a cash payment to the Participant for such options as soon as may be practicable. Upon such payment, such stock options shall be canceled.

     (b)     The amount of cash to be paid to a Participant shall be determined by multiplying the number of shares subject to the Participant’s outstanding options by the difference between the exercise price per share and the CIC Price, if higher.

     (c)     Notwithstanding SECTION 9.2(a) and 9.2(b) herein, if the exercise price of options held by a Participant exceeds the CIC Price or the Fair Market Value on the date on which the first event constituting a Change in Control (as defined in SECTION 9.1 herein) occurs, as the case may be, such option shall be 100% vested and exercisable but shall not be canceled.

     SECTION 10.     ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Common Stock (other than normal cash dividends), automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in SECTION 5 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently granted under the Plan.

     SECTION 11.     NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any non-employee director for reelection by the Company’s stockholders, nor confer upon any non-employee director the right to remain a member of the Board for any period of time or at any particular rate of compensation.

     SECTION 12.     AMENDMENT AND TERMINATION.

     (a)     The Board may amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (i) materially adversely affect any right or obligation with respect to any outstanding option without the consent of the holder of the option, or (ii) unless previously approved by the stockholders, increase the number of shares of Common Stock available for grants as provided in SECTION 5 hereof other than an adjustment pursuant to SECTION 10 hereof. In addition, no such amendment shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code or rules of any stock exchange on which the Company’s Common Stock is listed) (i) in any manner affect the eligibility requirements set forth in SECTION 4 hereof, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which options may be granted under the Plan, or (v) materially increase the benefits to Participants under the Plan.

     (b)     Unless earlier terminated by the Board of Directors, or the shares reserved under the Plan shall have all been committed for options granted pursuant to the Plan, the Plan shall terminate

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on December 31, 2008; provided, however, that options which are granted on or before this date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

     SECTION 13.     SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a Participant, including but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, the guardian or legal representative of the Participant.

     SECTION 14.     GOVERNING LAW. The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws, and applicable federal law.

     SECTION 15.     SECTION 16(B) COMPLIANCE. It is the intention of the Company that transactions by Eligible Directors under the Plan shall comply with Rule 16b-3 under the Exchange Act. If any Plan provision is later found not to be in compliance with SECTION 16 of the Exchange Act, then, unless the Administrator shall determine otherwise, the provision shall be deemed null and void or otherwise construed in such a manner as to enable transactions under the Plan to meet the requirements of Rule 16b-3 or any successor rule.

     IN WITNESS WHEREOF, this Amended and Restated Stock Option Plan for Non-Employee Directors, as further amended and restated effective as of October 17, 2003, has been executed in behalf of the Company.

BLUE RHINO CORPORATION

By:	/s/ Billy D. Prim

Billy D. Prim
Chief Executive Officer

Attest:

/s/ D. Scott Coward

D. Scott Coward
Secretary

[Corporate Seal]

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PROXY
BLUE RHINO CORPORATION
104 Cambridge Plaza Drive
Winston-Salem, NC 27104

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned stockholder of Blue Rhino Corporation (the “Corporation”) hereby appoints Billy Prim and Mark Castaneda, or either of them, with full power to act alone, the true and lawful attorneys-in-fact (“Proxies”) of the undersigned, with full power of substitution and revocation, and hereby authorizes him or them to represent and to vote, as designated below, all the shares of Common Stock of the Corporation held on record by the undersigned on November 7, 2003, at the Annual Meeting of Stockholders to be held on December 16, 2003 or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

BLUE RHINO CORPORATION

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS:

1.     ELECTION OF DIRECTORS Nominees: Mark Castaneda, Steven D. Devick and David L. Warnock
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the following space.)

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[ ]	[ ]	[ ]

2.	PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	PROPOSAL TO APPROVE THE AMENDMENTS TO THE DIRECTOR PLAN:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2004:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

This Proxy, if properly signed and returned, will be voted as directed, but if no instructions are specified, this Proxy will be voted for the nominees for director named herein and for Proposals 2, 3 and 4. If any other business is presented at the Annual Meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Dated: ____________________________________________________________________________________________, 2003
Signature __________________________________________________________________________________________
Signature if held jointly ________________________________________________________________________________

Please sign exactly as your name appears above. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.